UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Steven I. Koszalka

American High-Income Trust

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American High-Income Trust®

Annual report for the year ended September 30, 2017

Pursue sustainable
income over time

American High-Income Trust seeks to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 4.63%. The fund’s 12-month distribution rate for Class A shares as of that date was 5.22%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
3	The value of a long-term perspective
4	Summary investment portfolio
11	Financial statements
34	Board of trustees and other officers

Fellow investors:

For the 12-month period ended September 30, 2017, American High-Income Trust reported a total return of 8.73%. By comparison, the fund’s benchmark, the unmanaged Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, returned 8.87% for the period, while the Lipper High Yield Funds Average, a benchmark of similar funds, posted a total return of 7.72%.

The fund’s total return assumes a 57 cents a share reinvestment of monthly dividends. Shareholders who reinvested dividends received an income return of 5.73% for the period. Those who elected to take their dividends in cash received an income return of 5.59% and saw the value of their holdings increase by 2.95%.

High-yield market overview

The 2016 high yield rally extended through the reporting period, as the strong post-election rally in global equity markets and expectations for stronger growth in the U.S. economy created a favorable environment for corporate bonds. The global macroeconomic environment continues to be very supportive of the high yield market, with solid economic growth and low inflation in most major markets. Modest economic growth and low inflation are positive for high yield issuers because these factors combine to keep interest rates and debt service burdens low, limiting defaults. Persistent low rates globally, meanwhile, have resulted in robust demand for income generated by high yield bonds.

The equity and fixed income (including high yield) markets have posted strong returns after the financial crisis. While nominal yields in high yield have declined over this time period and are currently low by historical standards, we believe valuations in high yield are broadly consistent with valuations of risk premiums across multiple asset classes. Slow but steady growth continues to mark the ongoing economic expansion and investor demand remains high.

Inside the portfolio

The fund generated returns in excess of its Lipper benchmark during this reporting cycle. Energy and industrial commodity holdings were a particularly important factor in the fund’s success. We had increased our exposure to select

Results at a glance

For periods ended September 30, 2017, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
	1 year	5 years	10 years	Lifetime (since 2/19/88)

American High-Income Trust (Class A shares)	8.73%	4.85%	5.71%	7.94%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index*	8.87	6.37	7.92	—
Lipper High Yield Funds Average†	7.72	5.19	6.25	7.20

*	Source: Bloomberg Index Services Ltd. This market index did not exist prior to December 31, 1992. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.

American High-Income Trust	1

issues during the mid-2014 to early-2016 downturn, so were able to capture some of the benefits from increasing commodity prices. With the improvement in energy and industrial commodities prices, many of these companies have begun to reduce their debt burdens, making them less vulnerable to future volatility in their businesses.

The fund was also helped by its wireless telecommunications holdings, which have benefitted from consolidation efforts, most notably the recent merger discussions between Sprint and T-Mobile.

There was strength and stability across most high yield sectors this past year, a notable change from the volatility experienced in the energy and commodities sectors in recent years. The exceptions were two relatively small sectors experiencing secular change in consumer buying patterns: retail and wireline telecommunications. Holdings in both sectors detracted from returns, and we are taking a cautious and selective approach to these companies going forward.

Looking ahead

The post-2008 economy of slow growth, restrained inflation and low interest rates has had a positive effect on high yield, and we see nothing on the near-term horizon to disrupt that benign environment. Short-term rates may rise, but we do not expect a return to pre-2008 interest rates anytime soon. Thus high income investments will continue to be, in our view, relatively attractive.

High yield fundamentals and technical indicators, meanwhile, remain strong, with low defaults, restrained supply, and significant global liquidity creating ongoing demand. Thus we believe the fund remains on track to deliver on its long-term objective of generating high, sustainable income.

Investors who have maintained a long-term perspective have received attractive returns and a steady source of income. As of September 30, 2017, fund shareholders who reinvested dividends earned an average annual total return of 4.85% over five years and 5.71% over 10 years.

For the same time periods, investment-grade bonds (rated BBB/Baa and above), by contrast, returned 2.06% over five years and 4.27% over 10 years, as measured by the Bloomberg Barclays U.S. Aggregate Index, which is unmanaged and has no expenses.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David C. Barclay

President

David A. Daigle

President-Elect

November 10, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

The strength of American Funds is a highly collaborative management style that relies on the collective talents of our associates and not on an individual. The value of that approach is apparent today, as David Barclay steps down after 27 years as portfolio manager and/or president of the fund. His duties will be transitioned over the next six months to David Daigle, who has worked with the fund for 23 years, 14 as a portfolio manager. Shannon Ward, with 25 years of investment industry experience, will be named as a new portfolio manager. We take this opportunity to thank David Barclay for his many years of leadership and service.

Portfolio manager years of experience as of December 1, 2017.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2017, the end of its latest fiscal year. As you can see, that $10,000 grew to $92,504 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper High Yield Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2017)*

	1 year	5 years	10 years

Class A shares	4.62%	4.05%	5.30%

* Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.69% for Class A shares as of the prospectus dated December 1, 2017 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

American High-Income Trust	3

Summary investment portfolio September 30, 2017

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 93.14%	Principal amount (000)	Value (000)
Corporate bonds & notes 91.84%
Energy 16.63%
Blackstone CQP Holdco LP, 6.00% 2021[1,2]	$18,400	$18,078
Blackstone CQP Holdco LP, 6.50% 2021[1,2]	161,000	163,415
Cheniere Energy, Inc. 5.88%–7.00% 2024–2025	18,180	20,108
Chesapeake Energy Corp. 4.55%–8.00% 2019–2027[1,3]	142,696	142,650
Chesapeake Energy Corp. 8.00% 2025[1]	62,350	63,129
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 7.50%) 8.814% 2021[3,4,5]	21,850	23,564
CONSOL Energy Inc. 5.875% 2022	96,555	98,003
QGOG Constellation SA 9.50% 2024[1,5,6]	90,420	69,623
Sabine Pass Liquefaction, LLC 5.63% 2021–2025	11,205	12,187
Southwestern Energy Co. 4.10% 2022	71,858	69,702
Teekay Corp. 8.50% 2020	93,660	95,533
Ultra Petroleum Corp. 6.875% 2022[1]	63,325	64,671
Other securities		2,044,206
		2,884,869

Consumer discretionary 12.47%
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	74,575	78,490
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	77,090	78,343
CCO Holdings LLC and CCO Holdings Capital Corp. 4.91%–5.88% 2024–2026[1]	54,400	57,084
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	171,396	169,896
Petsmart, Inc. 7.125% 2023[1]	122,584	95,959
Petsmart, Inc. 5.88%–8.88% 2025[1]	119,835	100,597
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.24% 2022[3,4,5]	29,933	25,486
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	67,505	69,530
Other securities		1,487,509
		2,162,894

Health care 12.10%
Centene Corp. 4.75% 2022	75,925	79,626
Centene Corp. 4.75%–6.13% 2021–2025	111,110	117,111
Kinetic Concepts, Inc. 12.50% 2021[1]	93,885	104,916
Molina Healthcare, Inc. 5.375% 2022	102,136	105,772
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)[3,4,5,6,7,8]	68,239	64,218
Tenet Healthcare Corp. 4.38%–8.13% 2021–2025[1]	137,036	135,904
Tenet Healthcare Corp., First Lien, 6.00% 2020	89,965	96,102
Tenet Healthcare Corp., First Lien 4.50%–4.75% 2020–2021	45,740	47,045
Valeant Pharmaceuticals International, Inc. 6.375% 2020[1]	145,428	145,928
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	76,260	67,585
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	106,553	93,900
Valeant Pharmaceuticals International, Inc. 5.38%–7.50% 2020–2024[1]	156,455	158,921
Other securities		881,714
		2,098,742

4	American High-Income Trust

	Principal amount (000)	Value (000)
Materials 11.73%
ArcelorMittal 7.25% 2041	$54,985	$65,363
Cliffs Natural Resources Inc. 5.75% 2025[1]	163,685	157,751
Cliffs Natural Resources Inc. 6.25% 2040	25,278	21,218
Cliffs Natural Resources Inc. 4.80%–4.88% 2020–2021	7,720	7,418
First Quantum Minerals Ltd. 7.00% 2021[1]	122,528	126,663
First Quantum Minerals Ltd. 7.50% 2025[1]	101,500	104,164
First Quantum Minerals Ltd. 7.25% 2022–2023[1]	49,825	51,477
FMG Resources 9.75% 2022[1]	57,240	64,510
Ryerson Inc. 11.00% 2022[1]	65,826	73,890
Other securities		1,361,948
		2,034,402

Telecommunication services 9.93%
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	63,088	64,586
Frontier Communications Corp. 10.50% 2022	113,610	99,409
Frontier Communications Corp. 11.00% 2025	127,387	108,916
Frontier Communications Corp. 7.63%–9.25% 2020–2024	90,948	84,328
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.97% 2020 (100% PIK)[3,4,5,6]	118,290	111,291
MetroPCS Wireless, Inc. 6.625% 2023	37,760	39,838
SoftBank Group Corp. 4.50% 2020[1]	66,575	68,850
Sprint Nextel Corp. 7.00%–9.00% 2018–2024[1]	120,810	136,556
Sprint Corp. 11.50% 2021	75,355	96,158
Sprint Corp. 6.875% 2028	88,575	99,425
T-Mobile US, Inc. 6.375% 2025	28,025	30,245
T-Mobile US, Inc. 6.50% 2026	90,495	100,110
Wind Acquisition SA 7.375% 2021[1]	92,350	96,102
Other securities		586,116
		1,721,930

Industrials 9.71%
Associated Materials, LLC 9.00% 2024[1]	84,935	92,473
Corporate Risk Holdings LLC 9.50% 2019[1,7]	137,693	146,643
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,6,7,8]	13,361	14,296
DAE Aviation Holdings, Inc. 10.00% 2023[1]	115,815	128,844
Deck Chassis Acquisition Inc. 10.00% 2023[1]	69,260	78,091
Other securities		1,223,898
		1,684,245

Information technology 7.39%
First Data Corp. 7.00% 2023[1]	71,500	76,526
Gogo Inc. 12.50% 2022[1]	91,200	104,196
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.561% 2024[3,4,5]	92,910	96,092
Unisys Corp. 10.75% 2022[1]	76,500	85,106
Other securities		921,037
		1,282,957

Utilities 4.23%
AES Corp. 7.375% 2021	72,601	83,317
AES Corp. 4.88%–8.00% 2020–2027[1]	135,272	142,675
IPALCO Enterprises, Inc. 3.70% 2024[1]	1,850	1,856
Other securities		505,974
		733,822

Financials 3.06%
CIT Group Inc. 3.875% 2019	66,435	67,847
Other securities		463,346
		531,193

Real estate 2.45%
Howard Hughes Corp. 5.375% 2025[1]	81,225	83,053
Other securities		342,817
		425,870

American High-Income Trust	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer staples 2.14%
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.74% 2025[3,4,5]	$68,415	$65,678
Other securities		306,414
		372,092

Total corporate bonds & notes		15,933,016

U.S. Treasury bonds & notes 1.07%
U.S. Treasury 1.07%
U.S. Treasury 1.50% 2020	100,000	99,785
U.S. Treasury 1.13%–6.25% 2019–2023[9]	85,000	86,110
		185,895

Other bonds & notes 0.23%
Other securities		38,872

Total bonds, notes & other debt instruments (cost: $15,956,106,000)		16,157,783

Convertible bonds 0.31%
Other 0.17%
Other securities		28,114

Miscellaneous 0.14%
Other convertible bonds in initial period of acquisition		25,124

Total convertible bonds (cost: $52,283,000)		53,238

Convertible stocks 0.79%	Shares
Energy 0.04%
Chesapeake Energy Corporation 5.75% convertible preferred	9,000	5,670
Other securities		1,212
		6,882

Telecommunication services 0.01%
Frontier Communications Corp., Series A, convertible preferred	70,000	1,347

Other 0.28%
Other securities		48,304

Miscellaneous 0.46%
Other convertible stocks in initial period of acquisition		80,933

Total convertible stocks (cost: $167,724,000)		137,466

Common stocks 1.05%
Information technology 0.24%
Corporate Risk Holdings I, Inc.[2,7,8,10]	2,380,355	41,632

Other 0.65%
Other securities		113,011

Miscellaneous 0.16%
Other common stocks in initial period of acquisition		26,667

Total common stocks (cost: $364,440,000)		181,310

6	American High-Income Trust

Rights & warrants 0.00%	Shares	Value (000)
Other 0.00%
Other securities		$817

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		—

Total rights & warrants (cost: $1,341,000)		817

Short-term securities 3.87%	Principal amount (000)
Apple Inc. 1.18%–1.20% due 10/20/2017–12/12/2017[1]	$96,000	95,887
Coca-Cola Co. 1.24%–1.27% due 1/17/2018–1/24/2018[1]	132,500	131,979
Johnson & Johnson 1.10% due 10/5/2017–10/17/2017[1]	115,300	115,250
U.S. Treasury Bills 1.02% due 11/16/2017	100,000	99,881
Other securities		228,890

Total short-term securities (cost: $671,901,000)		671,887
Total investment securities 99.16% (cost: $17,213,795,000)		17,202,501
Other assets less liabilities 0.84%		146,497

Net assets 100.00%		$17,348,998

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 9/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 9/30/2017 (000)
3-month USD-LIBOR	2.0745%	11/21/2026	$135,000	$2,001	$—	$2,001
3-month USD-LIBOR	2.2825%	4/13/2027	87,100	(113)	—	(113)
2.288%	3-month USD-LIBOR	10/2/2027	87,200	(11)	—	(11)
3-month USD-LIBOR	2.375%	11/18/2046	15,000	512	—	512
3-month USD-LIBOR	2.587%	12/16/2046	10,000	(118)	—	(118)
					$—	$2,271

American High-Income Trust	7

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2017 (000)	Upfront payments (000)	Unrealized depreciation at 9/30/2017 (000)
CDX.NA.HY.28	5.00%/Quarterly	6/20/2022	$613,800	$(47,463)	$(43,620)	$(3,843)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	178,000	(13,972)	(13,394)	(578)
					$(57,014)	$(4,421)

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 9/30/2017 (000)	Upfront receipts (000)	Unrealized (depreciation) appreciation at 9/30/2017 (000)
5.00%/Quarterly	CDX.NA.HY.21	12/20/2018	$17,100	$534	$1,026	$(492)
5.00%/Quarterly	CDX.NA.HY.22	6/20/2019	27,550	1,259	2,145	(886)
5.00%/Quarterly	CDX.NA.HY.25	12/20/2020	31,360	2,038	1,651	387
5.00%/Quarterly	CDX.NA.HY.27	12/20/2021	99,000	7,810	7,915	(105)
					$12,737	$(1,096)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2017, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 9/30/2017 (000)
Bonds, notes & other debt instruments 1.99%
Health care 0.62%
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)[3,4,5,6,8]	$61,148,542	$7,090,033	—	$68,238,575	$—	$(195)	$8,082	$62,481
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.583% 2018[3,4,5,8]	$25,123,000	—	$259,000	$24,864,000	—	1	1,403	24,740
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.083% 2019[3,4,5,8]	$20,825,000	—	—	$20,825,000	—	—	2,112	20,721
								107,942
Industrials 1.20%
Corporate Risk Holdings LLC 9.50% 2019[1]	$137,693,000	—	—	$137,693,000	—	13,068	13,094	146,643
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,6,8]	$14,705,290	$2,052,215	$3,397,000	$13,360,505	252	(20)	2,334	14,296
CEVA Group PLC 9.00% 2021[1]	$14,675,000	—	—	$14,675,000	—	4,072	1,321	13,611
CEVA Logistics U.S. Holdings Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.814% 2021[3,4,5]	$18,875,543	—	$5,898,030	$12,977,513	(971)	3,213	1,012	12,588

8	American High-Income Trust

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Dividend or interest income (000)	Value of affiliates at 9/30/2017 (000)
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 6.814% 2021[3,4,5]	$13,689,256	—	$4,276,116	$9,413,140	$(708)	$2,333	$751	$9,131
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 6.50% 2021[3,4,5]	$13,311,084	—	$4,064,039	$9,247,045	(679)	2,256	402	8,970
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 6.814% 2021[3,4,5]	$2,361,937	—	$737,280	$1,624,657	(121)	401	130	1,576
CEVA Group PLC 7.00% 2021[1]	$1,400,000	—	—	$1,400,000	—	224	98	1,365
								208,180
Energy 0.17%
Ascent Resources- Marcellus LLC 10.00% 2022[1]	—	$26,600,000	—	$26,600,000	—	1,864	1,245	28,662
Total bonds, notes & other debt instruments								344,784
Convertible stocks 0.24%
Industrials 0.24%
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.359%[2,8]	47,121	—	—	47,121	—	8,717	—	32,278
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.359%[2,8]	21,062	—	—	21,062	—	2,896	—	10,531
								42,809
Common stocks 0.66%
Information technology 0.24%
Corporate Risk Holdings I, Inc.[2,8,10]	2,380,355	—	—	2,380,355	—	21,495	—	41,632
Corporate Risk Holdings Corp.[2,8,10]	12,035	—	—	12,035	—	—	—	—
								41,632
Energy 0.20%
White Star NR Corp[2,8,10]	24,665,117	—	—	24,665,117	—	(3,206)	—	17,759
Ascent Resources NR Corp.[2,8,10]	71,159,269	19,373,235	—	90,532,504	—	12,862	—	17,201
								34,960
Health care 0.02%
Rotech Healthcare Inc.[2,8,10]	1,916,276	—	—	1,916,276	—	1,916	—	3,833
Industrials 0.17%
CEVA Group PLC[2,8,10]	59,168	—	—	59,168	—	8,136	—	29,584
Telecommunication services 0.03%
NII Holdings, Inc.[10]	17,776,845	—	8,748,323	9,028,522	(122,980)	87,116	—	4,153
Total common stocks								114,162
Total 2.89%					$(125,207)	$167,149	$31,984	$501,755

American High-Income Trust	9

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $8,791,084,000, which represented 50.67% of the net assets of the fund.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,141,109,000, which represented 6.58% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $344,369,000, which represented 1.98% of the net assets of the fund.
[9]	A portion of this security was pledged as collateral. The total value of pledged collateral was $36,961,000, which represented .21% of the net assets of the fund.
[10]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$161,000	$163,415	.94%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	18,400	18,078	.10
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%	5/2/2013	47,777	32,278	.19
CEVA Group PLC	5/2/2013	57,165	29,584	.17
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%	5/2/2013	20,349	10,531	.06
Corporate Risk Holdings I, Inc.	8/31/2015	26,446	41,632	.24
Corporate Risk Holdings Corp.	8/31/2015	—	—	—
White Star NR Corp.	6/30/2016	16,491	17,759	.10
Ascent Resources NR Corp.	11/15/2016	4,340	17,201	.10
Rotech Healthcare Inc.	9/26/2013	41,128	3,833	.02
Other private placement securities	12/31/2012-11/26/2014	—	—	—
Total private placement securities		$393,096	$334,311	1.92%

Key to abbreviation and symbol

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

USD/$ = U.S. Dollars

See Notes to Financial Statements

10	American High-Income Trust

Financial statements

Statement of assets and liabilities at September 30, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,544,376)	$16,746,609
Affiliated issuers (cost: $669,419)	455,892	$17,202,501
Cash		6,221
Cash denominated in currencies other than U.S. dollars (cost: $1,084)		1,081
Receivables for:
Sales of investments	134,916
Sales of fund’s shares	18,987
Variation margin on swap contracts	622
Dividends and interest	286,688
Other	337	441,550
		17,651,353
Liabilities:
Payables for:
Purchases of investments	245,164
Repurchases of fund’s shares	37,913
Dividends on fund’s shares	4,126
Investment advisory services	3,961
Services provided by related parties	4,151
Trustees’ deferred compensation	317
Variation margin on swap contracts	2,589
Other	4,134	302,355
Net assets at September 30, 2017		$17,348,998

Net assets consist of:
Capital paid in on shares of beneficial interest		$19,049,420
Undistributed net investment income		9,018
Accumulated net realized loss		(1,695,001)
Net unrealized depreciation		(14,439)
Net assets at September 30, 2017		$17,348,998

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,655,055 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$11,665,946	1,112,904	$10.48
Class C	760,312	72,532	10.48
Class T	10	1	10.48
Class F-1	611,447	58,331	10.48
Class F-2	1,102,705	105,196	10.48
Class F-3	353,643	33,737	10.48
Class 529-A	319,746	30,503	10.48
Class 529-C	99,816	9,522	10.48
Class 529-E	17,391	1,659	10.48
Class 529-T	10	1	10.48
Class 529-F-1	27,617	2,635	10.48
Class R-1	12,194	1,163	10.48
Class R-2	165,677	15,805	10.48
Class R-2E	5,624	537	10.48
Class R-3	189,849	18,111	10.48
Class R-4	158,536	15,124	10.48
Class R-5E	19	2	10.48
Class R-5	82,393	7,860	10.48
Class R-6	1,776,063	169,432	10.48

See Notes to Financial Statements

American High-Income Trust	11

Statement of operations for the year ended September 30, 2017	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $12; also includes $30,739 from affiliates)	$1,098,282
Dividends (net of non-U.S. taxes of $21)	10,272	$1,108,554
Fees and expenses*:
Investment advisory services	48,050
Distribution services	42,886
Transfer agent services	21,351
Administrative services	3,842
Reports to shareholders	1,030
Registration statement and prospectus	951
Trustees’ compensation	151
Auditing and legal	218
Custodian	66
Other	649
Total fees and expenses before reimbursement	119,194
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		119,194
Net investment income		989,360

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2):
Unaffiliated issuers	226,832
Affiliated issuers	(125,207)
Swap contracts	(2,688)
Currency transactions	(571)	98,366
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $58):
Unaffiliated issuers	202,517
Affiliated issuers	152,423
Swap contracts	(8,957)
Currency translations	26	346,009
Net realized gain and unrealized appreciation		444,375

Net increase in net assets resulting from operations		$1,433,735

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

12	American High-Income Trust

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30
	2017	2016
Operations:
Net investment income	$989,360	$1,021,261
Net realized gain (loss)	98,366	(793,582)
Net unrealized appreciation	346,009	1,327,945
Net increase in net assets resulting from operations	1,433,735	1,555,624

Dividends paid or accrued to shareholders from net investment income	(938,100)	(1,007,578)

Net capital share transactions	(5,917)	(876,110)

Total increase (decrease) in net assets	489,718	(328,064)

Net assets:
Beginning of year	16,859,280	17,187,344
End of year (including undistributed and distributions in excess of net investment income: $9,018 and $(52,699), respectively)	$17,348,998	$16,859,280

See Notes to Financial Statements

American High-Income Trust	13

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge*)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	18 months for shares purchased on or after August 14, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

14	American High-Income Trust

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

American High-Income Trust	15

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$15,809,041	$123,975	$15,933,016
U.S. Treasury bonds & notes	—	185,895	—	185,895
Other bonds & notes	—	38,872	—	38,872
Convertible bonds	—	53,238	—	53,238
Convertible stocks	41,099	48,304	48,063	137,466
Common stocks	51,788	49,070	80,452	181,310
Rights & warrants	817	—	—	817
Short-term securities	—	671,887	—	671,887
Total	$93,704	$16,856,307	$252,490	$17,202,501

16	American High-Income Trust

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$2,513	$—	$2,513
Unrealized appreciation on credit default swaps	—	387	—	387
Liabilities:
Unrealized depreciation on interest rate swaps	—	(242)	—	(242)
Unrealized depreciation on credit default swaps	—	(5,904)	—	(5,904)
Total	$—	$(3,246)	$—	$(3,246)

[1]	Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2017 (dollars in thousands):

	Beginning	Transfers			Net		Transfers	Ending
	value at	into			realized	Unrealized	out of	value at
	10/1/2016	Level 3[2]	Purchases	Sales	gain[3]	appreciation[3]	Level 3[2]	9/30/2017
Investment securities	$176,678	$992	$55,097	$(3,971)	$231	$41,041	$(17,578)	$252,490

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2017[3]								$41,040

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

					Impact to
					valuation from
	Value at	Valuation	Unobservable		an increase in
	9/30/2017	techniques	input(s)	Range	input*
Corporate bonds & notes	$123,975	Yield analysis	Yield to call risk premium	75-700 bps	Decrease
		Inputs to market comparables and recent transaction price	Weight ascribed to market comparables	50%	N/A
			Weight ascribed to recent transaction price	50%	N/A
Common stocks	80,452	Market comparable companies	EBITDA multiple	5.5x -10.1x	Increase
			DLOM	26%	Decrease
		Recent market information	Market index	15%	Decrease
		Recent transaction price	N/A	N/A	N/A
Covertible stocks	48,063	Market comparable companies	EBITDA multiple	12.6x	Increase
	$252,490

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EBITDA = Earnings before income taxes, depreciation and amortization

DLOM = Discount for lack of marketability

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

American High-Income Trust	17

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

18	American High-Income Trust

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $219,800,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $488,411,000.

American High-Income Trust	19

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps and credit default swaps as of, or for the year ended, September 30, 2017 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Interest rate swaps	Interest	Net unrealized appreciation*	$2,513	Net unrealized depreciation*	$242
Credit default swaps	Credit	Net unrealized appreciation*	387	Net unrealized depreciation*	5,904
			$2,900		$6,146

		Net realized loss		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Interest rate swaps	Interest	Net realized loss on interest rate swaps	$(2,525)	Net unrealized appreciation on interest rate swaps	$2,271
Credit default swaps	Credit	Net realized loss on credit default swaps	(163)	Net unrealized depreciation on credit default swaps	(11,228)
			$(2,688)		$(8,957)

*	Includes cumulative appreciation/depreciation on interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of interest rate swaps and credit default swaps. For interest rate swaps and credit default swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2017, the fund reclassified $20,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $10,477,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

20	American High-Income Trust

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income		$17,657
Capital loss carryforward*:
No expiration	$(1,358,096)
Expiring 2018	(209,244)	(1,567,340)

Gross unrealized appreciation on investments		571,022
Gross unrealized depreciation on investments		(714,942)
Net unrealized appreciation on investments		(143,920)
Cost of investments		17,387,452

*	Reflects the utilization of capital loss carryforward of $91,738,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2017		2016
Class A	$646,769		$707,118
Class B1	209		1,482
Class C	38,224		47,302
Class T2	—	[3]
Class F-1	34,711		39,110
Class F-2	69,836		80,482
Class F-3[4]	8,168
Class 529-A	17,301		18,386
Class 529-B1	11		99
Class 529-C	4,767		5,449
Class 529-E	918		984
Class 529-T2	—	[3]
Class 529-F-1	1,461		1,388
Class R-1	690		915
Class R-2	8,235		9,513
Class R-2E	228		93
Class R-3	9,997		11,322
Class R-4	8,677		10,237
Class R-5E5	1		—	[3]
Class R-5	4,609		5,217
Class R-6	83,288		68,481
Total	$938,100		$1,007,578

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net

American High-Income Trust	21

assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. For the year ended September 30, 2017, the investment advisory services fee was $48,050,000, which was equivalent to an annualized rate of 0.281% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	American High-Income Trust

For the year ended September 30, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$28,527	$16,270		$1,178		Not applicable
Class B1	43	8		Not applicable		Not applicable
Class C	8,113	1,145		407		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	1,590	846		319		Not applicable
Class F-2	Not applicable	1,320		610		Not applicable
Class F-3[4]	Not applicable	10		70		Not applicable
Class 529-A	703	392		160		$218
Class 529-B1	2	—	[3]	—	[3]	—	[3]
Class 529-C	1,007	135		51		70
Class 529-E	86	10		9		12
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	32		13		18
Class R-1	145	19		7		Not applicable
Class R-2	1,295	655		87		Not applicable
Class R-2E	27	10		2		Not applicable
Class R-3	955	298		96		Not applicable
Class R-4	393	154		79		Not applicable
Class R-5E	Not applicable	—	[3]	—	[3]	Not applicable
Class R-5	Not applicable	41		40		Not applicable
Class R-6	Not applicable	6		714		Not applicable
Total class-specific expenses	$42,886	$21,351		$3,842		$318

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $151,000 in the fund’s statement of operations reflects $118,000 in current fees (either paid in cash or deferred) and a net increase of $33,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2017.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2017.

American High-Income Trust	23

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of						Net (decrease)
	Sales[1]		dividends				Repurchases[1]		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2017

Class A	$1,346,639	130,116	$609,729		58,772		$(2,532,781)	(244,818)	$(576,413)	(55,930)
Class B2	95	10	197		19		(15,430)	(1,498)	(15,138)	(1,469)
Class C	96,605	9,336	35,833		3,456		(267,660)	(25,864)	(135,222)	(13,072)
Class T3	10	1	—		—		—	—	10	1
Class F-1	217,125	21,013	33,382		3,217		(300,076)	(29,016)	(49,569)	(4,786)
Class F-2	909,005	87,951	65,927		6,353		(1,077,473)	(104,183)	(102,541)	(9,879)
Class F-3[4]	397,708	38,169	7,623		729		(53,874)	(5,161)	351,457	33,737
Class 529-A	44,321	4,281	17,224		1,660		(65,167)	(6,290)	(3,622)	(349)
Class 529-B2	30	3	11		1		(1,014)	(99)	(973)	(95)
Class 529-C	13,310	1,286	4,742		457		(24,886)	(2,403)	(6,834)	(660)
Class 529-E	1,997	193	915		88		(3,249)	(313)	(337)	(32)
Class 529-T3	10	1	—	[5]	—	[5]	—	—	10	1
Class 529-F-1	6,949	671	1,452		140		(5,698)	(550)	2,703	261
Class R-1	2,645	256	682		66		(7,930)	(765)	(4,603)	(443)
Class R-2	42,026	4,062	8,108		782		(73,782)	(7,129)	(23,648)	(2,285)
Class R-2E	3,148	305	227		22		(796)	(77)	2,579	250
Class R-3	56,738	5,485	9,896		954		(76,952)	(7,433)	(10,318)	(994)
Class R-4	47,342	4,573	8,617		831		(60,920)	(5,894)	(4,961)	(490)
Class R-5E	8	1	—	[5]	—	[5]	— [5]	— [5]	8	1
Class R-5	24,061	2,326	4,586		442		(24,237)	(2,344)	4,410	424
Class R-6	726,263	69,982	81,360		7,833		(240,538)	(23,266)	567,085	54,549
Total net increase (decrease)	$3,936,035	380,021	$890,511		85,822		$(4,832,463)	(467,103)	$(5,917)	(1,260)

Year ended September 30, 2016

Class A	$1,366,457	141,284	$665,752		68,766		$(2,551,946)	(264,855)	$(519,737)	(54,805)
Class B	711	74	1,420		147		(28,717)	(2,976)	(26,586)	(2,755)
Class C	117,761	12,133	44,189		4,569		(282,911)	(29,404)	(120,961)	(12,702)
Class F-1	311,691	32,355	37,616		3,885		(405,111)	(41,974)	(55,804)	(5,734)
Class F-2	881,040	90,568	75,707		7,825		(1,113,122)	(113,605)	(156,375)	(15,212)
Class 529-A	37,442	3,875	18,288		1,889		(64,427)	(6,671)	(8,697)	(907)
Class 529-B	92	10	98		10		(2,163)	(225)	(1,973)	(205)
Class 529-C	13,295	1,377	5,416		560		(26,584)	(2,759)	(7,873)	(822)
Class 529-E	1,949	202	979		101		(3,358)	(347)	(430)	(44)
Class 529-F-1	5,208	539	1,381		143		(4,832)	(501)	1,757	181
Class R-1	2,544	264	904		93		(6,783)	(701)	(3,335)	(344)
Class R-2	42,110	4,361	9,399		971		(56,326)	(5,837)	(4,817)	(505)
Class R-2E	3,306	346	92		9		(681)	(70)	2,717	285
Class R-3	52,396	5,418	11,225		1,161		(84,525)	(8,752)	(20,904)	(2,173)
Class R-4	44,599	4,606	10,168		1,051		(80,643)	(8,361)	(25,876)	(2,704)
Class R-5E6	10	1	—		—		—	—	10	1
Class R-5	27,495	2,869	5,191		537		(47,748)	(4,958)	(15,062)	(1,552)
Class R-6	220,130	22,882	68,407		7,061		(200,701)	(21,468)	87,836	8,475
Total net increase (decrease)	$3,128,236	323,164	$956,232		98,778		$(4,960,578)	(513,464)	$(876,110)	(91,522)

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Amount less than one thousand.
[6]	Class R-5E shares began investment operations on November 20, 2015.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $11,730,356,000 and $11,451,632,000, respectively, during the year ended September 30, 2017.

24	American High-Income Trust

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
9/30/2017	$10.18	$.60	$.27	$.87	$(.57)	$10.48	8.73%	$11,666		.69%		.69%		5.79%
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.15	11,897		.71		.71		6.28
9/30/2015	11.09	.64	(1.25)	(.61)	(.65)	9.83	(5.84)	12,033		.67		.67		5.94
9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.93	14,286		.66		.66		5.99
9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.10	14,178		.66		.66		6.37
Class C:
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.87	760		1.48		1.48		5.00
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.28	871		1.51		1.51		5.49
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.59)	967		1.47		1.47		5.14
9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	1,238		1.46		1.46		5.20
9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	1,330		1.48		1.48		5.56
Class T:
9/30/2017[4,5]	10.40	.30	.06	.36	(.28)	10.48	3.54 [6,7]	—	[8]	.23	[6,7]	.23	[6,7]	2.84	[6,7]
Class F-1:
9/30/2017	10.18	.60	.26	.86	(.56)	10.48	8.69	611		.73		.73		5.75
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.12	643		.74		.74		6.26
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.87)	677		.70		.70		5.91
9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.87	927		.71		.71		5.96
9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.03	1,418		.73		.73		6.32
Class F-2:
9/30/2017	10.18	.62	.27	.89	(.59)	10.48	8.99	1,103		.46		.46		6.04
9/30/2016	9.83	.63	.34	.97	(.62)	10.18	10.41	1,171		.48		.48		6.53
9/30/2015	11.09	.66	(1.25)	(.59)	(.67)	9.83	(5.64)	1,281		.45		.45		6.15
9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.15	1,322		.44		.44		6.21
9/30/2013	11.18	.74	.06	.80	(.76)	11.22	7.32	935		.46		.46		6.58
Class F-3:
9/30/2017[4,9]	10.38	.43	.08	.51	(.41)	10.48	4.95 [6]	354		.35	[10]	.35	[10]	6.05	[10]
Class 529-A:
9/30/2017	10.18	.59	.27	.86	(.56)	10.48	8.66	320		.76		.76		5.72
9/30/2016	9.83	.60	.34	.94	(.59)	10.18	10.05	314		.81		.81		6.18
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.93)	312		.76		.76		5.84
9/30/2014	11.22	.67	(.13)	.54	(.67)	11.09	4.83	367		.75		.75		5.89
9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.00	357		.76		.76		6.27

See page 27 for footnotes.

American High-Income Trust	25

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
9/30/2017	$10.18	$.51	$.27	$.78	$(.48)	$10.48	7.83%	$100		1.53%		1.53%		4.95%
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.22	104		1.57		1.57		5.43
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.65)	108		1.53		1.53		5.07
9/30/2014	11.22	.58	(.13)	.45	(.58)	11.09	4.03	133		1.53		1.53		5.12
9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.17	132		1.55		1.55		5.49
Class 529-E:
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.44	17		.96		.96		5.52
9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.85	17		1.00		1.00		5.99
9/30/2015	11.09	.61	(1.25)	(.64)	(.62)	9.83	(6.12)	17		.97		.97		5.63
9/30/2014	11.22	.65	(.13)	.52	(.65)	11.09	4.60	20		.98		.98		5.67
9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.75	20		.99		.99		6.04
Class 529-T:
9/30/2017[4,5]	10.40	.29	.07	.36	(.28)	10.48	3.51 [6,7]	—	[8]	.26	[6,7]	.26	[6,7]	2.81	[6,7]
Class 529-F-1:
9/30/2017	10.18	.62	.26	.88	(.58)	10.48	8.89	28		.54		.54		5.94
9/30/2016	9.83	.62	.34	.96	(.61)	10.18	10.30	24		.58		.58		6.40
9/30/2015	11.09	.65	(1.25)	(.60)	(.66)	9.83	(5.71)	22		.54		.54		6.07
9/30/2014	11.22	.70	(.13)	.57	(.70)	11.09	5.06	25		.53		.53		6.11
9/30/2013	11.18	.73	.06	.79	(.75)	11.22	7.22	23		.54		.54		6.48
Class R-1:
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.89	12		1.47		1.47		5.02
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.29	16		1.50		1.50		5.51
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.58)	19		1.46		1.46		5.15
9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.11	24		1.46		1.46		5.19
9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	24		1.47		1.47		5.56
Class R-2:
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.90	166		1.46		1.46		5.02
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.27	184		1.52		1.52		5.47
9/30/2015	11.09	.55	(1.25)	(.70)	(.56)	9.83	(6.60)	183		1.48		1.48		5.13
9/30/2014	11.22	.59	(.13)	.46	(.59)	11.09	4.06	224		1.50		1.50		5.15
9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.26	231		1.47		1.47		5.57
Class R-2E:
9/30/2017	10.18	.55	.27	.82	(.52)	10.48	8.22	6		1.16		1.16		5.31
9/30/2016	9.83	.57	.34	.91	(.56)	10.18	9.72	3		1.16		1.16		5.66
9/30/2015	11.09	.63	(1.25)	(.62)	(.64)	9.83	(5.94)[7]	—	[8]	.79	[7]	.79	[7]	5.76	[7]
9/30/2014[4,11]	11.40	.06	(.31)	(.25)	(.06)	11.09	(2.20)[6,7]	—	[8]	.04	[6,7]	.04	[6,7]	.51	[6,7]

26	American High-Income Trust

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class R-3:
9/30/2017	$10.18	$.57	$.27	$.84	$(.54)	$10.48	8.40%	$190		1.00%		1.00%		5.49%
9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.78	195		1.06		1.06		5.95
9/30/2015	11.09	.60	(1.25)	(.65)	(.61)	9.83	(6.16)	209		1.01		1.01		5.61
9/30/2014	11.22	.64	(.13)	.51	(.64)	11.09	4.57	256		1.01		1.01		5.65
9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.74	310		1.01		1.01		6.04
Class R-4:
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73	158		.69		.69		5.79
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.13	159		.73		.73		6.29
9/30/2015	11.09	.64	(1.25)	(.61)	(.65)	9.83	(5.86)	180		.69		.69		5.93
9/30/2014	11.22	.68	(.13)	.55	(.68)	11.09	4.90	230		.69		.69		5.96
9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.06	230		.70		.70		6.34
Class R-5E:
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.02	—	[8]	.59		.42		6.06
9/30/2016[4,12]	9.70	.53	.47	1.00	(.52)	10.18	10.70 [6]	—	[8]	.58	[10]	.57	[10]	6.37	[10]
Class R-5:
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.05	82		.40		.40		6.08
9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.47	76		.42		.42		6.61
9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.58)	88		.39		.39		6.23
9/30/2014	11.22	.71	(.13)	.58	(.71)	11.09	5.21	111		.39		.39		6.30
9/30/2013	11.18	.75	.06	.81	(.77)	11.22	7.38	224		.40		.40		6.66
Class R-6:
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.10	1,776		.35		.35		6.12
9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.54	1,169		.36		.36		6.62
9/30/2015	11.09	.67	(1.25)	(.58)	(.68)	9.83	(5.53)	1,046		.34		.34		6.26
9/30/2014	11.22	.72	(.13)	.59	(.72)	11.09	5.26	803		.34		.34		6.29
9/30/2013	11.18	.76	.06	.82	(.78)	11.22	7.43	472		.35		.35		6.66

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	73%	76%	49%	62%	61%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

American High-Income Trust	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2017

28	American High-Income Trust

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2017, through September 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American High-Income Trust	29

	Beginning account value 4/1/2017	Ending account value 9/30/2017	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,035.64	$3.52	.69%
Class A - assumed 5% return	1,000.00	1,021.61	3.50	.69
Class C - actual return	1,000.00	1,031.56	7.54	1.48
Class C - assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class T - actual return†	1,000.00	1,035.39	2.36	.48
Class T - assumed 5% return†	1,000.00	1,022.66	2.43	.48
Class F-1 - actual return	1,000.00	1,035.39	3.72	.73
Class F-1 - assumed 5% return	1,000.00	1,021.41	3.70	.73
Class F-2 - actual return	1,000.00	1,036.82	2.35	.46
Class F-2 - assumed 5% return	1,000.00	1,022.76	2.33	.46
Class F-3 - actual return	1,000.00	1,037.34	1.79	.35
Class F-3 - assumed 5% return	1,000.00	1,023.31	1.78	.35
Class 529-A - actual return	1,000.00	1,035.29	3.83	.75
Class 529-A - assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-C - actual return	1,000.00	1,031.33	7.74	1.52
Class 529-C - assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class 529-E - actual return	1,000.00	1,034.23	4.90	.96
Class 529-E - assumed 5% return	1,000.00	1,020.26	4.86	.96
Class 529-T - actual return†	1,000.00	1,035.06	2.70	.55
Class 529-T - assumed 5% return†	1,000.00	1,022.31	2.79	.55
Class 529-F-1 - actual return	1,000.00	1,036.43	2.71	.53
Class 529-F-1 - assumed 5% return	1,000.00	1,022.41	2.69	.53
Class R-1 - actual return	1,000.00	1,031.59	7.54	1.48
Class R-1 - assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class R-2 - actual return	1,000.00	1,031.71	7.39	1.45
Class R-2 - assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class R-2E - actual return	1,000.00	1,033.19	5.91	1.16
Class R-2E - assumed 5% return	1,000.00	1,019.25	5.87	1.16
Class R-3 - actual return	1,000.00	1,034.01	5.10	1.00
Class R-3 - assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class R-4 - actual return	1,000.00	1,035.57	3.57	.70
Class R-4 - assumed 5% return	1,000.00	1,021.56	3.55	.70
Class R-5E - actual return	1,000.00	1,037.31	1.84	.36
Class R-5E - assumed 5% return	1,000.00	1,023.26	1.83	.36
Class R-5 - actual return	1,000.00	1,037.09	2.04	.40
Class R-5 - assumed 5% return	1,000.00	1,023.06	2.03	.40
Class R-6 - actual return	1,000.00	1,037.39	1.79	.35
Class R-6 - assumed 5% return	1,000.00	1,023.31	1.78	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 183 days.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2017:

Qualified dividend income	$25,194,000
Corporate dividends received deduction	$15,605,000
U.S. government income that may be exempt from state taxation	$5,017,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

30	American High-Income Trust

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American High-Income Trust	31

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32	American High-Income Trust

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American High-Income Trust	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting(financial management consulting)	80	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	80	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American High-Income Trust

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David C. Barclay, 1956 President	1995	Partner — Capital Fixed Income Investors, Capital Research and Management Company
David A. Daigle, 1967 Senior Vice President	2008	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Tara L. Torrens, 1979 Senior Vice President	2017	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Thomas H. Chow, 1966 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Shannon Ward, 1964 Vice President	2017	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, except Thomas H. Chow, Tara L. Torrens and Shannon Ward, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2017, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$169,000
2017	$174,000

b) Audit-Related Fees:
2016	$5,000
2017	$4,000

c) Tax Fees:
2016	$8,000
2017	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,169,000
2017	$1,161,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,235,000 for fiscal year 2016 and $1,364,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were ------------------------------. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust®

Investment portfolio

September 30, 2017

Bonds, notes & other debt instruments 93.14% Corporate bonds & notes 91.84% Energy 16.63%	Principal?amount (000)	Value (000)
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.735% 20211,2,3,4	$33,833	$2,516
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.485% 20201,2,3,4	45,103	33,630
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 7.811% 20194,5	7,200	6,696
American Energy (Permian Basin) 7.125% 20205	49,535	42,848
American Energy (Permian Basin) 7.375% 20215	49,730	43,141
American Midstream Partners, LP, 8.50% 20215	12,425	12,891
Antero Resources Corp. 5.375% 2024	22,140	23,026
Antero Resources Corp. 5.00% 2025	6,375	6,503
Ascent Resources-Marcellus LLC 10.00% 20225,6	26,600	28,662
Blackstone CQP Holdco LP, 6.00% 20215,7	18,400	18,078
Blackstone CQP Holdco LP, 6.50% 20215,7	161,000	163,415
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 20225	54,945	57,280
California Resources Corp., Term Loan B1, (3-month USD-LIBOR + 10.375%) 11.609% 20212,3,4	9,525	10,189
Cheniere Energy, Inc. 7.00% 2024	7,730	8,822
Cheniere Energy, Inc. 5.875% 2025	10,450	11,286
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.554% 20194	43,525	43,416
Chesapeake Energy Corp. 6.125% 2021	5,900	5,959
Chesapeake Energy Corp. 4.875% 2022	24,025	22,463
Chesapeake Energy Corp. 8.00% 20225	21,471	23,242
Chesapeake Energy Corp. 8.00% 20255	62,350	63,129
Chesapeake Energy Corp. 8.00% 20255	7,700	7,796
Chesapeake Energy Corp. 8.00% 20275	40,075	39,774
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 7.50%) 8.814% 20212,3,4	21,850	23,564
CONSOL Energy Inc. 5.875% 2022	96,555	98,003
Continental Resources Inc. 5.00% 2022	5,100	5,202
Convey Park Energy LLC 7.50% 20255	32,400	33,655
DCP Midstream Operating LP 4.95% 2022	36,633	38,190
DCP Midstream Operating LP 3.875% 2023	15,265	15,036
Denbury Resources Inc. 9.00% 20215	26,975	26,469
Diamond Offshore Drilling, Inc. 7.875% 2025	25,925	27,513
Diamond Offshore Drilling, Inc. 5.70% 2039	5,600	4,634
Diamond Offshore Drilling, Inc. 4.875% 2043	24,590	18,565
Enbridge Energy Partners, LP 4.375% 2020	5,830	6,131
Enbridge Energy Partners, LP 5.875% 2025	6,035	6,891
Enbridge Energy Partners, LP 7.375% 2045	19,700	25,451
Enbridge Inc. 5.50% 2077	11,250	11,419
Enbridge Inc., Series A, 6.00% 2077	16,600	17,637
Energy Transfer Partners, LP 7.50% 2020	13,375	15,130
Energy Transfer Partners, LP 5.875% 2024	27,440	29,601
Energy Transfer Partners, LP 4.75% 2026	3,400	3,584
Energy Transfer Partners, LP 5.50% 2027	21,876	23,134
Ensco PLC 5.75% 2044	31,820	22,990
Enterprise Products Operating LLC 5.25% 2077	13,600	13,753
EP Energy Corp. 9.375% 2020	13,000	10,887
EP Energy Corp. 8.00% 20245	14,150	14,362
EP Energy Corp. 8.00% 20255	16,195	12,693

American High-Income Trust — Page 1 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Extraction Oil & Gas Holdings LLC 7.875% 20215	$22,800	$24,168
Extraction Oil & Gas, Inc. 7.375% 20245	11,500	12,017
Genesis Energy, LP 6.75% 2022	17,550	18,033
Genesis Energy, LP 6.50% 2025	32,167	31,966
Gulfport Energy Corp. 6.375% 2025	4,500	4,573
Jonah Energy LLC 7.25% 20255	52,300	52,758
Jupiter Resources Inc. 8.50% 20225	17,950	12,969
Laredo Petroleum, Inc. 5.625% 2022	1,940	1,964
Laredo Petroleum, Inc. 6.25% 2023	5,100	5,279
MPLX LP 4.50% 2023	3,500	3,727
Murphy Oil Corp. 6.875% 2024	11,575	12,371
Murphy Oil Corp. 5.75% 2025	22,250	22,975
Murphy Oil Corp. 5.625% 2027	16,700	18,015
Murray Energy Corp., Term Loan B2, (3-month USD-LIBOR + 7.25%) 8.583% 20202,3,4	9,444	8,680
Murray Energy Corp. 11.25% 20215	23,875	14,325
Newfield Exploration Co. 5.625% 2024	6,300	6,788
NGL Energy Partners LP 5.125% 2019	4,450	4,461
NGL Energy Partners LP 6.875% 2021	55,832	56,111
NGL Energy Partners LP 7.50% 2023	13,665	13,665
NGL Energy Partners LP 6.125% 2025	22,790	21,309
NGPL PipeCo LLC 4.375% 20225	14,270	14,841
NGPL PipeCo LLC 4.875% 20275	36,600	38,443
NGPL PipeCo LLC 7.768% 20375	16,100	20,125
Noble Corp. PLC 7.75% 2024	10,000	8,925
Noble Corp. PLC 7.70% 2025	19,155	16,473
Noble Corp. PLC 8.70% 2045	19,015	15,878
NuStar Logistics, LP 5.625% 2027	24,000	25,380
Oasis Petroleum Inc. 6.50% 2021	2,750	2,819
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20211,3,5	4,519	2,949
Odebrecht Offshore Drilling Finance Ltd. 6.75% 20223,5	10,142	3,676
ONEOK, Inc. 7.50% 2023	9,475	11,363
Parsley Energy, Inc. 6.25% 20245	2,550	2,697
Parsley Energy, Inc. 5.25% 20255	3,600	3,677
Parsley Energy, Inc. 5.375% 20255	5,225	5,362
PDC Energy Inc. 7.75% 2022	33,945	35,366
Peabody Energy Corp. 6.00% 20225	13,825	14,326
Peabody Energy Corp. 6.375% 20255	10,250	10,570
Petrobras Global Finance Co. 6.125% 2022	14,615	15,748
Petrobras Global Finance Co. 6.25% 2024	3,715	3,979
Petrobras Global Finance Co. 7.375% 2027	18,940	20,891
Petrobras Global Finance Co. 5.999% 20285	18,253	18,276
Petróleos Mexicanos 6.75% 20475	23,150	24,559
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20193,5	1,704	1,678
QGOG Constellation SA 9.50% 20243,5,8	90,420	69,623
Range Resources Corp. 5.00% 20225	4,100	4,115
Range Resources Corp. 4.875% 2025	16,025	15,865
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	3,750	3,844
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	15,225	15,743
Rice Energy Inc. 6.25% 2022	3,925	4,107
Rice Energy Inc. 7.25% 2023	5,400	5,859
Sabine Pass Liquefaction, LLC 5.625% 2021	9,405	10,199
Sabine Pass Liquefaction, LLC 5.625% 2025	1,800	1,988
Seven Generations Energy Ltd. 5.375% 20255	22,950	23,151
SM Energy Co. 6.50% 2021	8,325	8,450

American High-Income Trust — Page 2 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
SM Energy Co. 6.125% 2022	$35,125	$35,388
SM Energy Co. 5.625% 2025	40,625	38,797
SM Energy Co. 6.75% 2026	4,575	4,598
Southwestern Energy Co. 4.10% 2022	71,858	69,702
Southwestern Energy Co. 6.70% 2025	5,075	5,164
Southwestern Energy Co. 7.50% 2026	31,255	32,505
Southwestern Energy Co. 7.75% 2027	20,230	21,014
Summit Midstream Partners LP 5.75% 2025	9,950	10,149
Sunoco LP 6.25% 2021	38,720	40,670
Sunoco LP 6.375% 2023	9,800	10,462
Tallgrass Energy Partners, LP 5.50% 20245	26,826	27,698
Tapstone Energy Inc. 9.75% 20225	28,925	25,960
Targa Resources Partners LP 4.125% 2019	48,385	48,929
Targa Resources Partners LP 6.75% 2024	15,000	16,350
Targa Resources Partners LP 5.125% 2025	6,030	6,232
Teekay Corp. 8.50% 2020	93,660	95,533
Tesoro Logistics LP 5.50% 2019	1,850	1,956
Tesoro Logistics LP 6.25% 2022	6,515	6,963
Tesoro Logistics LP 5.25% 2025	16,310	17,533
TransCanada Corp., junior subordinated, (3-month USD-LIBOR + 2.21%) 3.525% 20674	10,295	9,571
Transocean Inc. 8.375% 2021	14,800	15,873
Transocean Inc. 9.00% 20235	29,700	32,150
Transocean Inc. 7.75% 20243,5	13,894	15,005
Tullow Oil PLC 6.00% 2020	3,675	3,666
Ultra Petroleum Corp. 6.875% 20225	63,325	64,671
Ultra Petroleum Corp. 7.125% 20255	9,800	9,910
Weatherford International PLC 7.75% 2021	21,640	22,587
Weatherford International PLC 4.50% 2022	13,480	12,604
Weatherford International PLC 8.25% 2023	20,075	20,727
Weatherford International PLC 9.875% 20245	22,785	25,177
Weatherford International PLC 6.50% 2036	31,390	27,074
Weatherford International PLC 6.75% 2040	45,695	40,326
Weatherford International PLC 5.95% 2042	5,825	4,806
Williams Companies, Inc. 3.70% 2023	23,335	23,335
Williams Companies, Inc. 4.55% 2024	3,400	3,536
WPX Energy Inc. 7.50% 2020	3,247	3,547
WPX Energy Inc. 6.00% 2022	15,705	16,314
YPF SA 6.95% 20275	11,325	12,033
		2,884,870
Consumer discretionary 12.47%
AMC Networks Inc. 4.75% 2025	5,000	5,063
American Axle & Manufacturing Holdings, Inc. 6.25% 20255	12,300	12,577
American Axle & Manufacturing Holdings, Inc. 6.50% 20275	18,650	18,860
Boyd Gaming Corp. 6.875% 2023	8,460	9,079
Boyd Gaming Corp. 6.375% 2026	16,550	18,102
Burger King Corp. 6.00% 20225	11,200	11,560
Cablevision Systems Corp. 7.75% 2018	14,250	14,660
Cablevision Systems Corp. 6.75% 2021	33,500	37,101
Cablevision Systems Corp. 5.50% 20275	12,350	12,875
CBS Corp. 7.25% 20245	8,050	8,634
CBS Outdoor Americas Inc. 5.25% 2022	6,250	6,484
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 20245	14,150	15,052
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	7,000	7,492

American High-Income Trust — Page 3 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20255	$14,050	$14,596
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 20265	19,200	19,944
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20265	74,575	78,490
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20275	77,090	78,343
Cengage Learning Acquisitions, Inc., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.485% 20232,3,4	23,400	21,748
Cengage Learning Acquisitions, Inc. 9.50% 20245	7,642	6,744
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	171,396	169,896
ClubCorp Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 3.25% 20242,3,4	17,910	17,828
Constellation Merger Sub Inc. 8.50% 20255	17,975	17,705
CRC Escrow Issuer LLC 5.25% 20255	18,030	18,030
Cumulus Media Inc. 7.75% 2019	65,114	19,371
Cumulus Media Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.49% 20202,3,4	47,234	39,086
Delphi Automotive PLC 5.00% 20255	15,780	16,096
Delta 2 (Formula One), Term Loan B3, 4.235% 20242,3,4	8,510	8,551
DISH DBS Corp. 7.875% 2019	19,175	20,997
DISH DBS Corp. 5.125% 2020	2,400	2,522
DISH DBS Corp. 5.875% 2022	7,350	7,828
DISH DBS Corp. 5.00% 2023	3,350	3,448
DISH DBS Corp.5.875% 2024	3,250	3,417
DISH DBS Corp. 7.75% 2026	9,625	11,069
Dollar Tree Inc. 5.25% 2020	6,925	7,126
Dollar Tree Inc. 5.75% 2023	24,025	25,457
Fertitta Entertainment, Inc. 8.75% 20255	38,750	39,525
Gannett Co., Inc. 5.125% 2019	5,965	6,062
Goodyear Tire & Rubber Co. 4.875% 2027	5,000	5,160
Hanesbrands Inc. 4.625% 20245	10,220	10,693
Hanesbrands Inc. 4.875% 20265	6,430	6,711
Hilton Worldwide Holdings Inc. 4.25% 2024	4,275	4,371
iHeartCommunications, Inc. 9.00% 2019	75,000	57,563
iHeartCommunications, Inc. 10.625% 2023	19,255	13,767
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 6.75%) 8.083% 20192,3,4	47,600	36,842
International Game Technology 6.25% 20225	1,350	1,499
Lamar Media Corp. 5.75% 2026	550	599
Landry’s, Inc. 6.75% 20245	17,500	17,741
Levi Strauss & Co. 5.00% 2025	4,750	5,029
Liberty Global PLC 6.125% 20255	6,500	6,963
Limited Brands, Inc. 6.625% 2021	6,750	7,459
Limited Brands, Inc. 6.875% 2035	10,370	10,163
LKQ Corp. 4.75% 2023	6,800	7,081
Loral Space & Communications Inc. 8.875% 20245	8,775	9,905
McGraw-Hill Global Education Holdings, LLC 7.875% 20245	9,875	9,776
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 5.235% 20222,3,4	7,431	7,311
MDC Partners Inc. 6.50% 20245	36,563	37,020
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	15,490	16,187
Melco Crown Entertainment Ltd. 5.875% 20195	12,250	12,893
Meritage Homes Corp. 5.125% 2027	13,375	13,442
MGM Growth Properties LLC 5.625% 2024	12,275	13,362
MGM Resorts International 8.625% 2019	6,275	6,793
MGM Resorts International 7.75% 2022	8,950	10,472
MGM Resorts International 6.00% 2023	34,975	38,647
MGM Resorts International 4.625% 2026	3,200	3,256
MHGE Parent LLC/Finance 8.50% 20195,8	15,325	15,363
Michaels Stores, Inc. 5.875% 20205	9,860	10,094
Mohegan Tribal Gaming Authority 7.875% 20245	12,150	13,031

American High-Income Trust — Page 4 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
NBC Universal Enterprise, Inc. 5.25% 20495	$23,885	$25,557
Neiman Marcus Group LTD Inc. 8.00% 20215	29,635	15,558
Neiman Marcus Group LTD Inc. 9.50% 20215,8	49,030	23,289
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.481% 20202,3,4	69,731	52,189
Netflix, Inc. 5.75% 2024	12,150	13,274
NMG Finco PLC 5.75% 20225	23,505	24,281
Penn National Gaming, Inc. 5.625% 20275	3,750	3,900
Petsmart, Inc. 7.125% 20235	122,584	95,959
Petsmart, Inc. 5.875% 20255	63,735	55,927
Petsmart, Inc. 8.875% 20255	56,100	44,670
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.24% 20222,3,4	29,933	25,486
Playa Resorts Holding BV 8.00% 20205	16,972	17,736
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	67,505	69,530
Sally Holdings LLC and Sally Capital Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 4.50% 20242,3	8,535	8,546
Schaeffler Verwaltungs 4.125% 20215,8	2,650	2,703
Schaeffler Verwaltungs 4.75% 20265,8	6,850	6,996
Scientific Games Corp. 7.00% 20225	21,800	23,190
Scientific Games Corp. 10.00% 2022	1,838	2,043
Service Corp. International 5.375% 2024	1,755	1,871
ServiceMaster Global Holdings, Inc. 5.125% 20245	10,000	10,300
Sirius XM Radio Inc 3.875% 20225	16,925	17,394
Sirius XM Radio Inc 5.375% 20255	4,801	5,077
Six Flags Entertainment Corp. 4.875% 20245	4,950	5,049
Sotheby’s Holdings, Inc. 5.25% 20225	19,210	19,786
Standard Pacific Corp. 8.375% 2021	14,775	17,291
Tenneco Inc. 5.00% 2026	6,700	6,884
Tesla, Inc. 5.30% 20255	18,475	18,088
TI Automotive Ltd. 8.75% 20235	39,735	42,318
Univision Communications Inc. 6.75% 20225	3,000	3,122
Univision Communications Inc. 5.125% 20235	32,640	33,374
Univision Communications Inc. 5.125% 20255	30,250	30,590
Univision Communications Inc., Term Loan C5, (3-month USD-LIBOR + 2.75%) 3.985% 20242,3,4	1,475	1,463
Warner Music Group 5.625% 20225	12,827	13,388
Warner Music Group 6.75% 20225	8,000	8,430
Warner Music Group 5.00% 20235	42,895	44,450
Warner Music Group 4.875% 20245	15,675	16,184
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20235	25,211	26,062
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20255	53,655	56,002
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 20275	5,075	5,176
Wynn Macau, Ltd. 4.875% 20245	11,000	11,234
ZF Friedrichshafen AG 4.00% 20205	2,935	3,041
ZF Friedrichshafen AG 4.75% 20255	14,050	14,875
		2,162,894
Health care 12.10%
Acadia Healthcare Co., Inc. 5.625% 2023	3,900	4,115
Alere Inc. 6.50% 2020	4,340	4,427
Centene Corp. 5.625% 2021	27,190	28,351
Centene Corp. 4.75% 2022	75,925	79,626
Centene Corp. 6.125% 2024	33,900	36,739
Centene Corp. 4.75% 2025	50,020	52,021
Change Healthcare Holdings, LLC 5.75% 20255	17,000	17,382
Community Health Systems Inc. 8.00% 2019	3,550	3,470
Community Health Systems Inc. 6.25% 2023	7,650	7,583

American High-Income Trust — Page 5 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.501% 20212,3,4	$42,234	$32,599
Concordia Healthcare Corp. 9.00% 20225	4,525	3,552
Concordia Healthcare Corp. 9.50% 20225	67,402	12,132
Concordia Healthcare Corp. 7.00% 20235	46,016	7,708
DaVita HealthCare Partners Inc. 5.125% 2024	12,840	12,808
DaVita HealthCare Partners Inc. 5.00% 2025	19,625	19,404
DJO Finance LLC 10.75% 2020	6,610	5,767
DJO Finance LLC 8.125% 20215	39,150	37,682
Eagle Holding Co II LLC 7.625% 20225,8	12,450	12,948
Endo International PLC 5.75% 20225	52,599	46,419
Endo International PLC 5.375% 20235	4,400	3,608
Endo International PLC 6.00% 20235	55,580	46,131
Endo International PLC 5.875% 20245	19,075	20,076
Endo International PLC 6.00% 20255	20,025	16,320
Fresenius Medical Care AG & Co. KGAA 5.875% 20225	6,850	7,704
HCA Inc. 3.75% 2019	11,563	11,838
HCA Inc. 6.50% 2020	18,305	19,975
HCA Inc. 7.50% 2022	2,610	3,001
HCA Inc. 4.75% 2023	2,160	2,292
HCA Inc. 5.875% 2023	4,550	4,960
HCA Inc. 5.00% 2024	28,285	30,194
HCA Inc. 5.375% 2025	8,500	8,978
HCA Inc. 5.25% 2026	23,375	25,245
HCA Inc. 5.875% 2026	14,500	15,602
HCA Inc. 4.50% 2027	14,500	14,862
HCA Inc. 7.50% 2033	2,685	3,061
HCA Inc. 7.75% 2036	1,795	2,051
HCA Inc. 5.50% 2047	15,175	15,763
Healthsouth Corp. 5.75% 2024	14,475	14,893
Healthsouth Corp. 5.75% 2025	18,115	18,936
IMS Health Holdings, Inc. 5.00% 20265	32,410	34,436
inVentiv Health, Inc. 7.50% 20245	34,149	38,076
Kindred Healthcare, Inc. 8.00% 2020	20,720	20,455
Kindred Healthcare, Inc. 8.75% 2023	10,750	10,077
Kinetic Concepts, Inc. 7.875% 20215	16,615	17,467
Kinetic Concepts, Inc. 12.50% 20215	93,885	104,916
Mallinckrodt PLC 4.875% 20205	29,915	29,915
Mallinckrodt PLC 5.75% 20225	5,345	5,251
Mallinckrodt PLC 5.625% 20235	11,986	11,222
MEDNAX, Inc. 5.25% 20235	7,975	8,374
Molina Healthcare, Inc. 5.375% 2022	102,136	105,772
Molina Healthcare, Inc. 4.875% 20255	47,650	47,173
Multiplan, Inc. 7.125% 20245	2,400	2,586
PAREXEL International Corp. 6.375% 20255	15,320	15,320
Prestige Brands International Inc. 6.375% 20245	14,010	15,131
Quintiles Transnational Corp. 4.875% 20235	27,455	28,690
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)2,3,4,6,8,9	68,239	64,218
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.583% 20182,3,4,6,9	24,864	24,740
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.083% 20192,3,4,6,9	20,825	20,721
Tenet Healthcare Corp. 4.375% 2021	28,088	28,615
Tenet Healthcare Corp. 8.125% 2022	12,335	12,582
Tenet Healthcare Corp. 6.75% 2023	33,430	32,135
Tenet Healthcare Corp. 4.625% 20245	40,111	39,760

American High-Income Trust — Page 6 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Tenet Healthcare Corp. 5.125% 20255	$23,072	$22,812
Tenet Healthcare Corp., First Lien, 4.75% 2020	17,010	17,605
Tenet Healthcare Corp., First Lien, 6.00% 2020	89,965	96,102
Tenet Healthcare Corp., First Lien, 4.50% 2021	28,730	29,440
Teva Pharmaceutical Finance Company BV 2.80% 2023	5,000	4,786
Teva Pharmaceutical Finance Company BV 3.15% 2026	6,250	5,771
Valeant Pharmaceuticals International, Inc. 5.375% 20205	35,100	35,188
Valeant Pharmaceuticals International, Inc. 6.375% 20205	145,428	145,928
Valeant Pharmaceuticals International, Inc. 5.625% 20215	10,050	9,447
Valeant Pharmaceuticals International, Inc. 7.50% 20215	51,930	51,930
Valeant Pharmaceuticals International, Inc. 6.50% 20225	16,125	17,052
Valeant Pharmaceuticals International, Inc. 7.25% 20225	9,750	9,543
Valeant Pharmaceuticals International, Inc. 5.875% 20235	76,260	67,585
Valeant Pharmaceuticals International, Inc. 7.00% 20245	33,500	35,761
Valeant Pharmaceuticals International, Inc. 6.125% 20255	106,553	93,900
Vizient Inc. 10.375% 20245	10,015	11,542
WellCare Health Plans, Inc. 5.25% 2025	15,635	16,495
		2,098,742
Materials 11.73%
AK Steel Holding Corp. 7.625% 2021	39,900	41,696
AK Steel Holding Corp. 7.50% 2023	5,700	6,227
AK Steel Holding Corp. 6.375% 2025	11,375	11,261
AK Steel Holding Corp. 7.00% 2027	7,500	7,678
Aleris International, Inc. 7.875% 2020	20,836	20,940
Aleris International, Inc. 9.50% 20215	36,770	39,344
Anglo American Capital PLC 4.125% 20215	3,400	3,541
Apollo Global Management, LLC 7.875% 2023	2,000	1,310
ArcelorMittal 6.125% 2025	10,500	12,128
ArcelorMittal 7.25% 2041	54,985	65,363
Ardagh Group SA 7.125% 20238	3,300	3,531
Ardagh Packaging Finance 4.25% 20225	6,425	6,607
Ardagh Packaging Finance 4.625% 20235	980	1,010
Ardagh Packaging Finance 6.00% 20255	9,500	10,082
Axalta Coating Systems LLC 4.875% 20245	7,250	7,576
Ball Corp. 4.375% 2020	17,775	18,730
Ball Corp. 5.25% 2025	2,250	2,478
Berry Plastics Corp. 5.50% 2022	4,800	5,017
Blue Cube Spinco Inc. (Olin Corp.) 9.75% 2023	4,820	5,880
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025	4,260	5,224
Building Materials Corp. 6.00% 20255	4,650	5,096
BWAY Holding Co., 7.25% 20255	32,555	33,613
Bway Parent Co. Inc., 5.50% 20245	7,020	7,345
CEMEX SAB de CV 7.75% 20265	10,475	12,062
CF Industries, Inc. 3.45% 2023	2,060	2,039
CF Industries, Inc. 4.50% 20265	11,025	11,553
CF Industries, Inc. 4.95% 2043	33,680	31,322
CF Industries, Inc. 5.375% 2044	14,660	14,055
Chemours Co. 6.625% 2023	33,658	35,972
Chemours Co. 7.00% 2025	22,595	25,137
Chemours Co. 5.375% 2027	8,190	8,538
Cliffs Natural Resources Inc. 4.80% 2020	1,320	1,274
Cliffs Natural Resources Inc. 4.875% 2021	6,400	6,144
Cliffs Natural Resources Inc. 5.75% 20255	163,685	157,751

American High-Income Trust — Page 7 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Cliffs Natural Resources Inc. 6.25% 2040	$25,278	$21,218
Commercial Metals Co. 5.375% 2027	5,000	5,263
Consolidated Energy Finance SA 6.875% 20255	39,750	41,787
Crown Holdings, Inc. 4.50% 2023	3,000	3,165
Crown Holdings, Inc. 4.25% 2026	3,000	3,038
Crown Holdings, Inc. 7.375% 2026	2,000	2,360
CVR Partners, LP 9.25% 20235	13,685	14,626
First Quantum Minerals Ltd. 7.00% 20215	122,528	126,663
First Quantum Minerals Ltd. 7.25% 20225	25,900	26,774
First Quantum Minerals Ltd. 7.25% 20235	23,925	24,703
First Quantum Minerals Ltd. 7.50% 20255	101,500	104,164
Flex Acquisition Company, Inc. 6.875% 20255	17,875	18,590
FMG Resources 9.75% 20225	57,240	64,510
Freeport-McMoRan Inc. 6.50% 2020	6,000	6,146
Freeport-McMoRan Inc. 3.55% 2022	51,115	50,460
Freeport-McMoRan Inc. 3.875% 2023	4,000	3,960
Freeport-McMoRan Inc. 6.875% 2023	5,000	5,475
Freeport-McMoRan Inc. 5.40% 2034	12,225	11,736
Georgia Gulf Corp. 4.625% 2021	23,617	24,444
Georgia Gulf Corp. 4.875% 2023	6,300	6,552
H.I.G. Capital, L.L.C. 6.75% 20245	50,288	50,225
Hexion Inc. 6.625% 2020	29,720	26,748
Hexion Inc. 10.375% 20225	4,900	4,729
Huntsman Corp. 5.75% 20255	27,665	28,841
Huntsman International LLC 4.875% 2020	23,800	25,317
INEOS Group Holdings SA 5.625% 20245	6,250	6,508
Kraton Corp. 7.00% 20255	15,625	16,836
Nova Chemicals Corp 4.875% 20245	13,825	14,032
Nova Chemicals Corp 5.25% 20275	3,650	3,696
Novelis Corp. 6.25% 20245	18,330	19,159
Novelis Corp. 5.875% 20265	26,575	27,040
Olin Corp. 5.125% 2027	9,197	9,634
Owens-Illinois, Inc. 5.00% 20225	3,920	4,165
Owens-Illinois, Inc. 5.875% 20235	39,135	43,318
Owens-Illinois, Inc. 6.375% 20255	14,470	16,396
Plastipak Holdings, Inc. 6.50% 20215	6,000	6,207
Platform Specialty Products Corp. 10.375% 20215	26,180	28,602
Platform Specialty Products Corp. 6.50% 20225	33,500	34,798
Rayonier Advanced Materials Inc. 5.50% 20245	50,830	49,496
Reynolds Group Inc. 5.75% 2020	44,750	45,591
Reynolds Group Inc. 7.00% 20245	18,245	19,465
Ryerson Inc. 11.00% 20225	65,826	73,890
Scotts Miracle-Gro Co. 5.25% 2026	4,650	4,917
Sealed Air Corp. 4.875% 20225	6,250	6,672
Sealed Air Corp. 5.25% 20235	5,920	6,408
Sealed Air Corp. 5.125% 20245	3,510	3,795
Smurfit Capital Funding PLC 7.50% 2025	7,965	9,746
SPCM SA 4.875% 20255	26,750	27,753
Steel Dynamics, Inc. 4.125% 20255	9,825	9,929
Summit Materials, Inc. 8.50% 2022	3,925	4,435
Summit Materials, Inc. 6.125% 2023	12,660	13,420
Summit Materials, Inc. 5.125% 20255	24,750	25,564
SunCoke Energy Partners, LP, 7.50% 20255	8,925	9,260
Teck Resources Ltd. 3.75% 2023	4,050	4,117

American High-Income Trust — Page 8 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Teck Resources Ltd. 8.50% 20245	$2,775	$3,191
Teck Resources Ltd. 5.20% 2042	3,900	3,900
Tembec Industries Inc. 9.00% 20195	6,958	7,160
Trinseo SA 5.375% 20255	15,210	15,685
Tronox Ltd. 5.75% 20255	14,920	15,330
United States Steel Corp. 7.375% 2020	27,055	29,625
United States Steel Corp. 8.375% 20215	13,020	14,420
United States Steel Corp. 6.875% 2025	22,950	23,581
Vale Overseas Ltd. 6.875% 2039	13,185	15,136
Valvoline Inc. 4.375% 20255	17,050	17,371
Zekelman Industries Inc. 9.875% 20235	13,395	15,136
		2,034,402
Telecommunication services 9.93%
Altice NV 6.625% 20235	9,460	10,051
Altice NV 5.50% 20265	12,475	13,192
Altice NV 7.50% 20265	9,000	9,922
CenturyLink, Inc. 6.75% 2023	16,425	16,677
CenturyLink, Inc. 7.50% 2024	27,620	28,662
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 20205	63,088	64,586
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 7.75% 20255	1,500	1,665
Cincinnati Bell Inc. 7.00% 20245	8,600	8,428
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.57% 20252,3,4	12,413	12,568
Digicel Group Ltd. 8.25% 20205	24,575	24,099
Digicel Group Ltd. 6.00% 20215	5,450	5,340
Frontier Communications Corp. 8.50% 2020	10,000	9,725
Frontier Communications Corp. 8.875% 2020	45,300	43,859
Frontier Communications Corp. 9.25% 2021	29,575	26,035
Frontier Communications Corp. 8.75% 2022	1,150	943
Frontier Communications Corp. 10.50% 2022	113,610	99,409
Frontier Communications Corp. 7.625% 2024	4,923	3,766
Frontier Communications Corp. 11.00% 2025	127,387	108,916
Inmarsat PLC 4.875% 20225	31,115	31,893
Inmarsat PLC 6.50% 20245	28,925	31,239
Intelsat Jackson Holding Co. 7.25% 2020	31,825	30,791
Intelsat Jackson Holding Co. 5.50% 2023	25,050	21,355
Level 3 Communications, Inc. 5.125% 2023	14,225	14,501
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 9.97% 2020 (100% PIK)2,3,4,8	118,290	111,291
MetroPCS Wireless, Inc. 6.625% 2023	37,760	39,838
Neptune Finco Corp. (Altice NV) 10.125% 20235	12,350	14,280
Neptune Finco Corp. (Altice NV) 6.625% 20255	12,800	14,048
Neptune Finco Corp. (Altice NV) 10.875% 20255	2,098	2,599
Numericable Group SA 6.00% 20225	10,235	10,708
Numericable Group SA 7.375% 20265	23,625	25,545
SoftBank Group Corp. 4.50% 20205	66,575	68,850
Softbank Group Corp., Subordinated 6.875% (undated)	13,000	13,408
Sprint Corp. 9.00% 20185	9,660	10,384
Sprint Corp. 7.00% 2020	11,000	12,046
Sprint Corp. 7.25% 2021	29,255	32,583
Sprint Corp. 11.50% 2021	75,355	96,158
Sprint Corp. 7.875% 2023	45,970	53,440
Sprint Corp. 7.125% 2024	24,925	28,103
Sprint Corp. 6.875% 2028	88,575	99,425
T-Mobile US, Inc. 6.375% 2025	28,025	30,245

American High-Income Trust — Page 9 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal?amount (000)	Value (000)
T-Mobile US, Inc. 6.50% 2026	$90,495	$100,110
Trilogy International Partners, LLC 8.875% 20225	37,575	39,266
UPCB Finance IV Ltd. 5.375% 20255	6,700	7,001
Wind Acquisition SA 4.75% 20205	14,725	14,923
Wind Acquisition SA 7.375% 20215	92,350	96,102
Windstream Holdings, Inc. 7.75% 2020	2,500	2,012
Windstream Holdings, Inc. 7.75% 2021	57,877	43,408
Windstream Holdings, Inc. 7.50% 2022	5,375	4,045
Zayo Group Holdings, Inc. 6.00% 2023	8,800	9,358
Zayo Group Holdings, Inc. 6.375% 2025	27,625	29,873
Zayo Group Holdings, Inc. 5.75% 20275	42,075	44,705
Ziggo Bond Finance BV 5.875% 20255	6,880	7,207
Ziggo Bond Finance BV 5.50% 20275	42,200	43,347
		1,721,930
Industrials 9.71%
ACCO Brands Corp. 5.25% 20245	7,225	7,514
ADT Corp. 3.50% 2022	10,750	10,804
Alcoa Inc. 5.72% 2019	747	785
Allison Transmission Holdings, Inc. 5.00% 20245	23,411	24,356
Allison Transmission Holdings, Inc. 4.75% 20275	925	933
American Airlines, Inc., 5.50% 20195	27,650	29,102
APX Group, Inc. 8.75% 2020	10,790	11,154
APX Group, Inc. 7.625% 20235	20,460	21,611
ARAMARK Corp. 5.125% 2024	17,150	18,243
Ashtead Group PLC 4.125% 20255	12,290	12,674
Ashtead Group PLC 4.375% 20275	5,000	5,156
Associated Materials, LLC 9.00% 20245	84,935	92,473
Avis Budget Group, Inc. 5.50% 2023	12,785	13,121
Bohai Financial Investment Holding Co., Ltd. 5.25% 20225	52,725	54,972
Bohai Financial Investment Holding Co., Ltd. 5.50% 20245	13,050	13,735
Brand Energy 8.5% 20255	28,775	31,221
Brunswick Rail Finance Ltd. 6.50% 2017	29,251	25,180
Brunswick Rail Finance Ltd. 6.50% 20175	9,651	8,308
Builders FirstSource, Inc. 10.75% 20235	36,565	41,867
Builders FirstSource, Inc. 5.625% 20245	59,395	63,033
CD&R Waterworks Merger Sub LLC, Term Loan B, (3-month USD-LIBOR + 3.00%) 4.455% 20242,3,4,5	5,000	5,026
CD&R Waterworks Merger Sub, LLC 6.125% 20255	18,000	18,635
CEVA Group PLC 7.00% 20215,6	1,400	1,365
CEVA Group PLC 9.00% 20215,6	14,675	13,611
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 6.50% 20212,3,4,6	9,247	8,970
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 6.814% 20212,3,4,6	1,625	1,576
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 6.814% 20212,3,4,6	9,413	9,131
CEVA Logistics U.S. Holdings Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.814% 20212,3,4,6	12,978	12,588
Cloud Crane LLC, 10.125% 20245	10,865	12,087
CNH Capital LLC 4.875% 2021	2,350	2,503
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20193	162	163
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20193	162	166
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20203	1,453	1,506
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 20223	989	1,053
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20223	1,621	1,710
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 20223	1,009	1,091
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 20223	119	131
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20223	1	1

American High-Income Trust — Page 10 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal?amount (000)	Value (000)
Corporate Risk Holdings LLC 9.50% 20195,6	$137,693	$146,643
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)5,6,8,9	13,361	14,296
Covanta Holding Corp. 5.875% 2024	29,570	29,422
Covanta Holding Corp. 5.875% 2025	8,925	8,802
DAE Aviation Holdings, Inc. 10.00% 20235	115,815	128,844
Deck Chassis Acquisition Inc. 10.00% 20235	69,260	78,091
Delta Air Lines, Inc., Series 2002-1, Class G1, MBIA insured, 6.718% 20243	6,811	7,671
Dubai Aerospace Enterprise (DAE) Ltd. 4.5% 20225	5,000	5,137
Dubai Aerospace Enterprise (DAE) Ltd. 5.0% 20245	15,000	15,412
Euramax International, Inc. 12.00% 20205	42,850	46,814
GFL Environmental Inc., 5.625% 20225	11,175	11,678
Hardwoods Acquisition Inc 7.50% 20215	43,066	40,051
HD Supply, Inc. 5.75% 20245	4,700	5,041
HDTFS Inc. 6.75% 2019	8,590	8,574
Hertz Global Holdings Inc. 7.375% 2021	7,935	8,004
Hertz Global Holdings Inc. 7.625% 20225	35,800	37,008
KAR Auction Services, Inc. 5.125% 20255	5,000	5,213
KLX Inc. 5.875% 20225	16,485	17,333
LSC Communications, Inc. 8.75% 20235	41,745	43,154
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.235% 20222,3,4	24,190	24,372
Multi-Color Corp. 4.875% 20255	37,160	37,717
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 20215	31,600	26,307
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 20225	4,800	4,986
Ply Gem Industries, Inc. 6.50% 2022	14,320	15,040
Ply Gem Industries, Inc. 6.50% 2022	13,645	14,280
Prime Security Services Borrower, LLC 9.25% 20235	31,300	34,620
PrimeSource Building Products Inc 9.00% 20235	20,211	21,575
R.R. Donnelley & Sons Co. 7.625% 2020	4,054	4,399
R.R. Donnelley & Sons Co. 7.875% 2021	40,150	42,559
R.R. Donnelley & Sons Co. 6.50% 2023	22,350	21,791
Sensata Technologies Holding NV 6.25% 20265	7,000	7,700
Standard Aero Holdings, Inc., Term Loan B, 4.99% 20222,3,4	6,169	6,216
TransDigm Inc. 5.50% 2020	51,910	52,754
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20213,5	2,585	2,753
United Continental Holdings, Inc. 6.00% 2020	14,150	15,494
United Rentals, Inc. 7.625% 2022	2,515	2,621
United Rentals, Inc. 4.625% 2025	24,600	24,969
United Rentals, Inc. 5.875% 2026	3,500	3,815
United Rentals, Inc. 5.50% 2027	5,000	5,344
United Rentals, Inc. 4.875% 2028	4,000	4,025
Virgin Australia Holdings Ltd. 8.50% 20195	45,305	47,853
Virgin Australia Holdings Ltd. 7.875% 20215	27,125	28,312
		1,684,245
Information technology 7.39%
Alcatel-Lucent USA Inc. 6.45% 2029	16,200	18,432
Almonde Inc., Term Loan-B, (3-month USD-LIBOR + 3.50%) 4.817% 20242,3,4	5,650	5,680
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.567% 20252,3,4	43,275	44,233
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 4.25% 20242,3,4	3,575	3,614
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 20252,3,4	22,700	23,353
Blackboard Inc. 9.75% 20215	415	372
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 6.304% 20212,3,4	24,259	23,509
BMC Software, Inc. 9.00% 20195,8	14,125	14,143
BMC Software, Inc. 8.125% 20215	40,056	41,208

American High-Income Trust — Page 11 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal?amount (000)	Value (000)
BMC Software, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 5.235% 20222,3,4	$9,167	$9,229
Camelot Finance SA 7.875% 20245	52,975	57,213
Cardtronics Inc 5.50% 20255	13,075	13,409
CCC Information Services Inc., Term Loan (3-month USD-LIBOR + 6.75%) 7.958% 20252,3,4	7,300	7,537
CDW Corp. 5.00% 2025	6,500	6,858
CommScope Holding Co., Inc. 6.00% 20255	4,750	5,100
CommScope Holding Co., Inc. 5.00% 20275	6,650	6,683
Dell Inc. 2.65% 2020	19,250	19,063
EchoStar Corp. 6.625% 2026	23,380	25,075
Ellucian, Inc. 9.00% 20235	7,050	7,341
First Data Corp. 5.375% 20235	17,650	18,506
First Data Corp. 7.00% 20235	71,500	76,526
First Data Corp. 5.00% 20245	29,425	30,662
First Data Corp. 5.75% 20245	8,150	8,557
Gartner, Inc. 5.125% 20255	16,925	17,898
Genesys Telecommunications Laboratories, Inc. 10.00% 20245	41,745	47,276
Genesys Telecommunications Laboratories, Inc., Term Loan B2, (3-month USD-LIBOR + 3.75%) 5.083% 20232,3,4	7,965	8,019
Gogo Inc. 12.50% 20225	91,200	104,196
GTT Communications, Inc. 7.875% 20245	17,200	18,318
Hughes Satellite Systems Corp. 7.625% 2021	9,850	11,222
Infor (US), Inc. 5.75% 20205	7,135	7,349
Infor (US), Inc. 6.50% 2022	45,300	47,197
Infor Software 7.125% 20215,8	33,400	34,162
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.07% 20242,3,4	13,435	13,381
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 8.82% 20252,3,4	44,840	44,756
j2 Global, Inc. 6.00% 20255	9,795	10,297
JDA Software Group, Inc. 7.375% 20245	7,375	7,569
JDA Software Group, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 4.735% 20232,3,4	5,856	5,895
Kronos Inc., Term Loan, (3-month USD-LIBOR + 3.50%) 4.812% 20232,3,4	17,195	17,312
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.561% 20242,3,4	92,910	96,092
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 5.50% 20242,3,4	38,000	38,223
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 9.50% 20252,3,4	8,950	8,984
NXP BV and NXP Funding LLC 4.125% 20205	7,000	7,341
NXP BV and NXP Funding LLC 4.125% 20215	1,975	2,071
PE Cortes NP Holdings LLC 12.00% 20225,8	12,775	14,420
PE Cortes NP Holdings LLC 9.25% 20245	11,525	13,023
Qorvo, Inc. 6.75% 2023	5,000	5,463
Qorvo, Inc. 7.00% 2025	14,550	16,660
Solera Holdings, Inc. 10.50% 20245	41,350	47,282
Symantec Corp 5.00% 20255	15,050	15,774
Tempo Acquisition LLC 6.75% 20255	16,150	16,352
Unisys Corp. 10.75% 20225	76,500	85,106
VeriSign, Inc. 4.625% 2023	4,600	4,773
VeriSign, Inc. 5.25% 2025	18,675	20,262
VeriSign, Inc. 4.75% 2027	21,825	22,589
Western Digital Corp. 7.375% 20235	2,175	2,388
Western Digital Corp. 10.50% 2024	4,250	5,004
		1,282,957
Utilities 4.23%
AES Corp. 8.00% 2020	2,777	3,201
AES Corp. 7.375% 2021	72,601	83,317
AES Corp. 4.875% 2023	14,540	14,976

American High-Income Trust — Page 12 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
AES Corp. 5.50% 2024	$33,135	$34,750
AES Corp. 7.75% 20245	7,900	8,487
AES Corp. 5.50% 2025	28,755	30,372
AES Corp. 6.00% 2026	26,650	28,782
AES Corp. 5.125% 2027	21,515	22,107
AmeriGas Partners, LP 5.50% 2025	29,900	30,872
Calpine Corp. 6.00% 20225	1,775	1,844
Calpine Corp. 5.375% 2023	36,285	35,474
Calpine Corp. 5.875% 20245	28,125	29,216
Calpine Corp. 5.75% 2025	18,365	17,424
Calpine Corp. 5.25% 20265	41,185	41,185
Dominion Resources, Inc. 2.962% 2019	1,500	1,522
Dynegy Finance Inc. 7.375% 2022	47,380	49,631
Dynegy Finance Inc. 7.625% 2024	9,765	10,168
Dynegy Inc. 8.125% 20265	13,600	14,025
Emera Inc. 6.75% 2076	28,725	32,818
Enel Società per Azioni 8.75% 20735	16,112	19,556
IPALCO Enterprises, Inc. 3.70% 20245	1,850	1,856
Mississippi Power Co. 4.25% 2042	7,740	7,379
NRG Energy, Inc. 6.25% 2022	58,565	61,786
NRG Energy, Inc. 6.625% 2023	4,000	4,145
NRG Energy, Inc. 7.25% 2026	8,450	9,105
NRG Energy, Inc. 6.625% 2027	21,750	22,892
Talen Energy Corp. 6.50% 2018	29,761	30,207
Talen Energy Corp. 4.625% 20195	50,110	49,609
TEX Operations Co. LLC, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.985% 20232,3,4	30,084	30,181
TEX Operations Co. LLC, Term Loan C, (3-month USD-LIBOR + 2.75%) 3.982% 20232,3,4	6,913	6,935
		733,822
Financials 3.06%
Ally Financial Inc. 3.75% 2019	7,000	7,172
Ally Financial Inc. 8.00% 2020	8,825	9,950
Ally Financial Inc. 5.125% 2024	13,875	15,078
Ally Financial Inc. 8.00% 2031	15,000	19,387
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)	11,550	11,925
Carlyle Group LP 6.375% 20225	7,150	7,454
Carlyle Group LP 6.25% 20255	6,105	6,242
CIT Group Inc. 3.875% 2019	66,435	67,847
CIT Group Inc., Series C, 5.50% 20195	6,012	6,298
Fortress Investment Group LLC 6.75% 20225	16,950	17,713
General Motors Acceptance Corp. 7.50% 2020	13,225	14,911
Hub International Ltd., 7.875% 20215	6,250	6,516
Icahn Enterprises Finance Corp. 6.25% 2022	12,400	12,958
International Lease Finance Corp. 8.25% 2020	5,900	6,908
iStar Financial Inc. 4.00% 2017	13,600	13,612
iStar Financial Inc. 4.875% 2018	14,300	14,484
iStar Financial Inc. 6.50% 2021	8,000	8,380
Jefferies Finance, LLC 7.25% 20245	15,875	15,954
JPMorgan Chase & Co., Series I, junior subordinated 7.90% 2049	23,405	24,136
Ladder Capital Corp. 5.25% 20255	15,400	15,294
Liberty Mutual Group Inc., Series A, 7.80% 20875	9,190	11,625
LPL Financial Holdings Inc. 5.75% 20255	21,300	22,152
MetLife, Inc. 7.875% 20675	13,950	18,763
MGIC Investment Corp. 5.75% 2023	15,225	16,786

American High-Income Trust — Page 13 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Navient Corp. 4.875% 2019	$35,245	$36,567
Navient Corp. 6.50% 2022	10,925	11,601
Navient Corp. 5.50% 2023	23,215	23,592
Navient Corp. 6.75% 2025	14,000	14,595
OneMain Financial Holdings, LLC 6.75% 20195	2,250	2,340
OneMain Financial Holdings, LLC 7.25% 20215	6,755	7,067
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)5	15,376	17,567
Springleaf Finance Corp. 8.25% 2020	14,150	16,025
Starwood Property Trust, Inc. 5.00% 2021	15,175	15,877
Wells Fargo & Co., Series K, junior subordinated 7.98% 2049	13,980	14,417
		531,193
Real estate 2.45%
Communications Sales & Leasing, Inc. 6.00% 20235	25,530	24,509
Communications Sales & Leasing, Inc. 8.25% 2023	21,563	19,137
Communications Sales & Leasing, Inc. 7.125% 20245	3,525	2,994
Crescent Resources 8.875% 20215	15,400	16,401
Crown Castle International Corp. 4.875% 2022	2,350	2,560
Equinix, Inc. 5.75% 2025	5,450	5,893
Equinix, Inc. 5.875% 2026	20,550	22,631
Equinix, Inc. 5.375% 2027	35,080	38,237
Gaming and Leisure Properties, Inc. 4.375% 2021	3,500	3,649
Gaming and Leisure Properties, Inc. 5.375% 2026	8,175	8,941
Howard Hughes Corp. 5.375% 20255	81,225	83,053
Iron Mountain Inc. 6.00% 2023	5,800	6,170
Iron Mountain Inc. 5.75% 2024	33,800	35,025
Iron Mountain Inc. 4.875% 20275	32,365	33,134
iStar Financial Inc. 5.00% 2019	20,300	20,579
iStar Inc. 6.00% 2022	4,000	4,150
Medical Properties Trust, Inc. 5.00% 2027	7,000	7,192
Realogy Corp. 4.50% 20195	30,660	31,580
Realogy Corp. 4.875% 20235	50,900	52,554
SBA Communications Corp. 4.00% 20225	2,500	2,512
SBA Communications Corp. 4.875% 2022	4,800	4,968
		425,869
Consumer staples 2.14%
B&G Foods, Inc. 4.625% 2021	5,250	5,362
B&G Foods, Inc. 5.25% 2025	22,825	23,339
BJ’s Wholesale Club, Term Loan B, (3-month USD-LIBOR + 3.75%) 4.982% 20242,3,4	22,844	21,948
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.74% 20252,3,4	68,415	65,678
Central Garden & Pet Co. 6.125% 2023	4,300	4,601
Chobani LLC 7.50% 20255	15,770	17,248
Constellation Brands, Inc. 6.00% 2022	5,250	6,007
Constellation Brands, Inc. 4.75% 2025	625	683
Cott Beverages Inc. 5.375% 2022	7,000	7,324
Cott Beverages Inc. 5.50% 20255	11,900	12,412
Darling Ingredients Inc. 5.375% 2022	14,550	15,123
First Quality Enterprises, Inc. 5.00% 20255	5,000	5,169
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 6.735% 20232,3,4	34,554	34,905
Kronos Acquisition Holdings Inc. 9.00% 20235	11,570	11,310
Lamb Weston Holdings, Inc. 4.625% 20245	7,465	7,820
Pilgrim’s Pride Corp. 5.75% 20255	17,805	18,428
Pilgrim’s Pride Corp. 5.875% 20275	10,420	10,707

American High-Income Trust — Page 14 of 19

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal?amount (000)	Value (000)
Pinnacle Foods Inc. 5.875% 2024	$9,525	$10,144
Post Holdings, Inc. 6.00% 20225	5,250	5,519
Post Holdings, Inc. 5.50% 20255	10,000	10,400
Post Holdings, Inc. 8.00% 20255	8,400	9,534
Post Holdings, Inc. 5.00% 20265	9,385	9,391
Post Holdings, Inc. 5.75% 20275	7,000	7,245
Reynolds American Inc. 5.85% 2045	7,850	9,633
Spectrum Brands Inc. 6.625% 2022	3,500	3,657
Spectrum Brands Inc. 6.125% 2024	4,750	5,112
Spectrum Brands Inc. 5.75% 2025	3,000	3,210
SUPERVALU Inc. 6.75% 2021	8,250	7,858
TreeHouse Foods, Inc. 6.00% 20245	6,975	7,489
Vector Group Ltd. 6.125% 20255	14,300	14,836
		372,092
Total corporate bonds & notes		15,933,016
U.S. Treasury bonds & notes 1.07% U.S. Treasury 1.07%
U.S. Treasury 1.25% 2019	25,000	24,929
U.S. Treasury 1.50% 2020	100,000	99,785
U.S. Treasury 1.125% 202110	50,000	48,849
U.S. Treasury 6.25% 202310	10,000	12,332
Total U.S. Treasury bonds & notes		185,895
Bonds & notes of governments & government agencies outside the U.S. 0.14%
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 26.25% 20204	ARS285,125	17,430
Argentine Republic 18.20% 2021	104,500	6,295
		23,725
Municipals 0.09% Illinois 0.09%
Board of Education of the City of Chicago, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$16,290	15,147
		15,147
Total bonds, notes & other debt instruments (cost: $15,956,106,000)		16,157,783
Convertible bonds 0.31% Consumer discretionary 0.14%
DISH DBS Corp. 3.375% 2026	—	23,627
Energy 0.03%
Golar LNG Ltd., convertible notes 2.75% 20225	—	4,487
Miscellaneous 0.14%
Other convertible bonds in initial period of acquisition		25,124
Total convertible bonds (cost: $52,283,000)		53,238

American High-Income Trust — Page 15 of 19

Convertible stocks 0.79% Industrials 0.25%	Shares	Value (000)
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.359%6,7,9	47,121	$32,278
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.359%6,7,9	21,062	10,531
		42,809
Energy 0.04%
Chesapeake Energy Corporation 5.75% convertible preferred	9,000	5,670
Southwestern Energy Co., Series B, 6.25% convertible preferred 2018	85,000	1,212
		6,882
Information technology 0.03%
Alibaba Mandatory Exchangeable Trust, convertible preferred5	28,000	5,495
Telecommunication services 0.01%
Frontier Communications Corp., Series A, convertible preferred	70,000	1,347
Miscellaneous 0.46%
Other convertible stocks in initial period of acquisition		80,933
Total convertible stocks (cost: $167,724,000)		137,466
Common stocks 1.05% Information technology 0.24%
Corporate Risk Holdings I, Inc.6,7,9,11	2,380,355	41,632
Corporate Risk Holdings Corp.6,7,9,11	12,035	—
		41,632
Energy 0.20%
White Star NR Corp.6,7,9,11	24,665,117	17,759
Ascent Resources NR Corp.6,7,9,11	90,532,504	17,201
Southwestern Energy Co.11	47,152	288
Denbury Resources Inc.11	60,000	81
Petroplus Holdings AG9,11	3,360,000	—
		35,329
Industrials 0.17%
CEVA Group PLC6,7,9,11	59,168	29,584
Atrium Corp.5,9,11	10,987	11
		29,595
Real estate 0.12%
OUTFRONT Media Inc. REIT	660,645	16,635
American Tower Corp. REIT	29,000	3,964
		20,599
Materials 0.11%
Warrior Met Coal, Inc.5,9	843,601	19,486
Telecommunication services 0.03%
NII Holdings, Inc.6,11	9,028,522	4,153

American High-Income Trust — Page 16 of 19

Common stocks Health care 0.02%	Shares	Value (000)
Rotech Healthcare Inc.6,7,9,11	1,916,276	$3,833
Consumer discretionary 0.00%
Adelphia Recovery Trust, Series Arahova9,11	1,773,964	9
Adelphia Recovery Trust, Series ACC-19,11	10,643,283	7
		16
Miscellaneous 0.16%
Other common stocks in initial period of acquisition		26,667
Total common stocks (cost: $364,440,000)		181,310
Rights & warrants 0.00% Utilities 0.00%
Vistra Energy Corp., rights5,11,12	837,842	817
Consumer discretionary 0.00%
Liberman Broadcasting, Inc., warrants, expire 20227,9,11	10	—
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		—
Total rights & warrants (cost: $1,341,000)		817
Short-term securities 3.87%	Principal?amount (000)
Apple Inc. 1.18%–1.20% due 10/20/2017–12/12/20175	$96,000	95,887
Coca-Cola Co. 1.24%–1.27% due 1/17/2018–1/24/20185	132,500	131,979
Eli Lilly and Co. 1.11% due 10/17/20175	25,000	24,986
Federal Home Loan Bank 1.01% due 11/24/2017	19,000	18,972
Hershey Co. 1.13% due 10/16/20175	50,000	49,973
Johnson & Johnson 1.10% due 10/5/2017–10/17/20175	115,300	115,250
Microsoft Corp. 1.13%–1.17% due 10/4/2017–12/5/20175	39,900	39,845
Private Export Funding Corp. 1.22% due 10/18/20175	14,100	14,091
Qualcomm Inc. 1.16% due 10/25/20175	56,100	56,053
U.S. Treasury Bills 1.02% due 11/16/2017	100,000	99,881
United Parcel Service Inc. 1.12% due 11/6/20175	25,000	24,970
Total short-term securities (cost: $671,901,000)		671,887
Total investment securities 99.16% (cost: $17,213,795,000)		17,202,501
Other assets less liabilities 0.84%		146,497
Net assets 100.00%		$17,348,998

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American High-Income Trust — Page 17 of 19

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 9/30/2017 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 9/30/2017 (000)
3-month USD-LIBOR	2.0745%	11/21/2026	$135,000	$2,001	$—	$2,001
3-month USD-LIBOR	2.2825%	4/13/2027	87,100	(113)	—	(113)
2.288%	3-month USD-LIBOR	10/2/2027	87,200	(11)	—	(11)
3-month USD-LIBOR	2.375%	11/18/2046	15,000	512	—	512
3-month USD-LIBOR	2.587%	12/16/2046	10,000	(118)	—	(118)
					$—	$2,271

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2017 (000)	Upfront payments (000)	Unrealized depreciation at 9/30/2017 (000)
CDX.NA.HY.28	5.00%/Quarterly	6/20/2022	$613,800	$(47,463)	$(43,620)	$(3,843)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	178,000	(13,972)	(13,394)	(578)
					$(57,014)	$(4,421)

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 9/30/2017 (000)	Upfront receipts (000)	Unrealized (depreciation) appreciation at 9/30/2017 (000)
5.00%/Quarterly	CDX.NA.HY.21	12/20/2018	$17,100	$534	$1,026	$(492)
5.00%/Quarterly	CDX.NA.HY.22	6/20/2019	27,550	1,259	2,145	(886)
5.00%/Quarterly	CDX.NA.HY.25	12/20/2020	31,360	2,038	1,651	387
5.00%/Quarterly	CDX.NA.HY.27	12/20/2021	99,000	7,810	7,915	(105)
					$12,737	$(1,096)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Scheduled interest and/or principal payment was not received.
2	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,141,109,000, which represented 6.58% of the net assets of the fund.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Coupon rate may change periodically.
5	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,791,084,000, which represented 50.67% of the net assets of the fund.
6	Represents an affiliated company as defined under the Investment Company Act of 1940.
7	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
8	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
9	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $344,369,000, which represented 1.98% of the net assets of the fund.
10	A portion of this security was pledged as collateral. The total value of pledged collateral was $36,961,000, which represented .21% of the net assets of the fund.
11	Security did not produce income during the last 12 months.
12	Purchased on a TBA basis.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$161,000	$163,415.94%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	18,400	18,078.10
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.304%	5/2/2013	47,777	32,278.19

American High-Income Trust — Page 18 of 19

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC	5/2/2013	$57,165	$29,584.17%
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.304%	5/2/2013	20,349	10,531.06
Corporate Risk Holdings I, Inc.	8/31/2015	26,446	41,632.24
Corporate Risk Holdings Corp.	8/31/2015	-	-	.00
White Star NR Corp.	6/30/2016	16,491	17,759.10
Ascent Resources NR Corp.	11/15/2016	4,340	17,201.10
Rotech Healthcare Inc.	9/26/2013	41,128	3,833.02
Liberman Broadcasting, Inc., warrants, expire 2022	12/31/2012-11/26/2014	-	-	.00
Total private placement securities		$393,096	$334,311	1.92%

Key to abbreviations and symbol
ARS = Argentine pesos
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-021-1117O-S60688	American High-Income Trust — Page 19 of 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of September 30, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 10, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2017